UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05878
                                   ---------

                        FRANKLIN VALUE INVESTORS TRUST
                        ------------------------------
              (Exact name of registrant as specified in charter)

               ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1960
           (Address of  principal executive offices) (Zip code)

      MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
      -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000)
                                                    ---------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                     APRIL 30, 2005
--------------------------------------------------------------------------------

                                                     Franklin Balance Sheet
                                                     Investment Fund

                                                     Franklin Large Cap
                                                     Value Fund

                                                     Franklin MicroCap
                                                     Value Fund

                                                     Franklin Small Cap
                                                     Value Fund

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      SEMIANNUAL REPORT AND SHAREHOLDER LETTER       |          VALUE
--------------------------------------------------------------------------------

                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                        FRANKLIN                     FASTER VIA EMAIL?
                 VALUE INVESTORS TRUST
                                                     Eligible shareholders can
                                                     sign up for edelivery at
                                                     franklintempleton.com.
                                                     See inside for details.

--------------------------------------------------------------------------------

                                  [LOGO](R)
                              FRANKLIN TEMPLETON
                                 INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, it offers investors the broadest global reach in the industry with offices in over 25 countries.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

                                    CONTENTS

SHAREHOLDER LETTER .........................................................  1

SEMIANNUAL REPORT

Economic and Market Overview ...............................................  3

Franklin Balance Sheet Investment Fund .....................................  5

Franklin Large Cap Value Fund .............................................. 14

Franklin MicroCap Value Fund ............................................... 23

Franklin Small Cap Value Fund .............................................. 30

Financial Highlights and Statements of Investments ......................... 38

Financial Statements ....................................................... 70

Notes to Financial Statements .............................................. 75

Shareholder Information .................................................... 89

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW

During the six months ended April 30, 2005, domestic economic expansion showed staying power across most industries, sectors and regions. Gross domestic product (GDP) rose at an annualized 3.8% rate in fourth quarter 2004 and an annualized 3.5% in first quarter 2005, benefiting from greater business investment, sizable inventory buildup and consumer spending. Although booming demand for imported goods and materials fueled the trade gap, a relatively weak U.S. dollar made U.S. exports more competitive in the global market.

The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.2% during the reporting period.(1) Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. High energy prices cooled consumer sentiment. Although core retail sales generally held strong, they weakened toward period-end. Oil prices hit a new high of $57.27 per barrel on April 1 before declining to $49.72 on April 30.(2)

The Federal Reserve Board raised the federal funds target rate from 1.75% to 2.75% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Inflation remained relatively contained for the 12 months ended April 30, 2005, as measured by the 2.2% rise for the core Consumer Price Index, which excludes volatile food and energy costs. Pricing pressures were somewhat eased by continued competition, globalization and offshoring, as many companies held back in passing along higher commodity and energy costs to consumers.

(1)  Source: Bureau of Labor Statistics.

(2)  Source: Bloomberg Energy/Commodity Service.


                                                           Semiannual Report | 3

Despite a generally strong economy and improving corporate fundamentals, investors faced a stock market influenced partly by rising inflation, the fluctuating dollar and interest rate hikes during the period. Corporate profits rebounded and dividend payments surged to a record level, with U.S. companies paying out $181 billion in 2004.(3) The pace of initial public offerings (IPOs) remained strong through much of the reporting period, supporting investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 2.78% for the period under review, while the broader Standard & Poor's 500 Composite Index (S&P 500) rose 3.28%, and the technology-heavy NASDAQ Composite Index declined 2.39%.(4)

(3) Source: Standard & Poor's, "2005 Buybacks Soar to Record Levels, Says S&P," standardandpoors.com, 4/7/05.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for their market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


4 | Semiannual Report

FRANKLIN BALANCE SHEET INVESTMENT FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in securities that we believe are undervalued in the marketplace at the time of purchase and have the potential for capital appreciation.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Balance Sheet Investment Fund's semiannual report for the period ended April 30, 2005.

PERFORMANCE OVERVIEW

Franklin Balance Sheet Investment Fund - Class A posted a +5.84% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Russell 2000(R) Value Index, which posted a 1.52% total return for the same period.(1) Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

(1) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 43.


                                                           Semiannual Report | 5

PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 4/30/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Retail Trade                                   7.4%

Life & Health Insurance                        6.8%

Process Industries                             6.2%

Transportation                                 6.2%

Consumer Durables                              5.8%

Producer Manufacturing                         5.8%

Finance, Rental & Leasing                      5.6%

Property-Casualty Insurance                    5.4%

Utilities                                      5.0%

Non-Energy Minerals                            4.9%

Consumer Services                              3.4%

Industrial Services                            3.1%

Specialty Insurance                            2.5%

Consumer Non-Durables                          2.2%

Financial Conglomerates                        2.1%

Other                                          7.6%

Short-Term Investments & Other Net Assets     20.0%

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a given company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. We define "low price-to-book value" as the lowest two deciles (20%) of our investable universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the position for several years.

MANAGER'S DISCUSSION

During the six months under review, we identified three new investment opportunities: Aspen Insurance Holdings, a Bermuda-based property insurance and reinsurance provider; MBIA, a financial guarantor active in municipal credit enhancement and structured finance; and Watson Pharmaceuticals, primarily a generic pharmaceuticals manufacturer.

Financials have had to contend with rising interest rates and, in some cases, specific challenges that, in our view, led to attractive valuations. Freddie Mac, for example, may see regulatory changes as a result of accounting errors on its part as well as that of competitor Fannie Mae that raised concerns in Congress. We added to our position in Freddie Mac during the period because we believed it was attractively priced relative to its book value, and that the book value will grow in the future under any regulatory framework Congress enacts.


6 | Semiannual Report

We also increased our position in Corn Products after it reported disappointing results in first quarter 2005, and we added to our holdings in OfficeMax, Kellwood and Hanover Compressor. In each case, consistent with our investment strategy, we believed we were taking advantage of negative market perceptions to add to or establish positions that may produce positive results in future years. Cash invested in new or existing positions totaled $78 million for the six months under review. Portfolio sales totaled $149 million, mostly in response to price appreciation. Hutchinson Technology and J.G. Boswell were eliminated completely. Both investments were made in accordance with our stated investment strategy and the results were consistent with our expectations.

Fund holdings that contributed most to performance during the period included coal producer Peabody Energy, homebuilders Pulte and D.R. Horton, agribusiness companies Bunge and Monsanto, steel makers United States Steel and Nucor, car rental provider Dollar Thrifty Automotive Group, and financial services company Prudential Financial. We also got strong results from retailers with large real estate holdings, including Saks, Dillards and Toys R Us. Toys R Us was subject to a takeover. There were no other takeover announcements in the portfolio during the six months under review.

Several positions detracted from Fund performance, among them the aforementioned Freddie Mac. Other detractors included Offshore Logistics, which provides helicopter transportation services to oil drillers; Aztar, a gaming company; and Trinity Industries, which primarily manufactures rail cars.

TOP 10 EQUITY HOLDINGS
Franklin Balance Sheet Investment Fund
4/30/05

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  2.4%
   PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Pulte Homes Inc.                                                            2.1%
   CONSUMER DURABLES
--------------------------------------------------------------------------------
Freddie Mac                                                                 2.1%
   FINANCE, RENTAL & LEASING
--------------------------------------------------------------------------------
CIT Group Inc.                                                              2.0%
   FINANCE, RENTAL & LEASING
--------------------------------------------------------------------------------
Prudential Financial Inc.                                                   1.9%
   FINANCIAL CONGLOMERATES
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                        1.8%
   ENERGY MINERALS
--------------------------------------------------------------------------------
Aztar Corp.                                                                 1.8%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
Old Republic International Corp.                                            1.7%
   PROPERTY-CASUALTY INSURANCE
--------------------------------------------------------------------------------
United States Steel Corp.                                                   1.7%
   NON-ENERGY MINERALS
--------------------------------------------------------------------------------
D.R. Horton Inc.                                                            1.5%
   CONSUMER DURABLES
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                 /s/ Bruce C. Baughman

                                Bruce C. Baughman, CPA
                                Lead Portfolio Manager

                                William J. Lippman
                                Donald Taylor, CPA
                                Margaret McGee

                                Portfolio Management Team
                                Franklin Balance Sheet Investment Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

PERFORMANCE SUMMARY AS OF 4/30/05

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------
CLASS A (SYMBOL: FRBSX)                       CHANGE    4/30/05   10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$1.86    $ 55.81   $  53.95
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Dividend Income                    $ 0.4300
--------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.0626
--------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.8470
--------------------------------------------------------------------------
     TOTAL                         $ 1.3396
--------------------------------------------------------------------------
CLASS B (SYMBOL: FBSBX)                       CHANGE    4/30/05   10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$2.00   $  55.13   $  53.13
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Dividend Income                    $ 0.0162
--------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.0626
--------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.8470
--------------------------------------------------------------------------
     TOTAL                         $ 0.9258
--------------------------------------------------------------------------
CLASS C (SYMBOL: FCBSX)                       CHANGE    4/30/05   10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$2.02   $  55.20   $  53.18
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.0626
--------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.8470
--------------------------------------------------------------------------
     TOTAL                         $ 0.9096
--------------------------------------------------------------------------
CLASS R (SYMBOL: FBSRX)                       CHANGE    4/30/05   10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$1.89   $  55.58   $  53.69
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Dividend Income                    $ 0.3011
--------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.0626
--------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.8470
--------------------------------------------------------------------------
     TOTAL                         $ 1.2107
--------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FBSAX)                 CHANGE    4/30/05   10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$1.82   $  55.87   $  54.05
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Dividend Income                    $ 0.5389
--------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.0626
--------------------------------------------------------------------------
Long-Term Capital Gain             $ 0.8470
--------------------------------------------------------------------------
     TOTAL                         $ 1.4485
--------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH        1-YEAR         5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.84%       +17.83%       +103.37%          +244.32%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 -0.24%       +11.05%        +13.90%           +12.49%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $ 9,976       $11,105        $19,170           $32,457
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                         +12.12%        +15.15%           +13.35%
---------------------------------------------------------------------------------------------------------
CLASS B                                      6-MONTH        1-YEAR         3-YEAR      INCEPTION (3/1/01)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.44%       +16.95%        +32.59%           +59.65%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +1.44%       +12.95%         +9.02%           +11.55%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $10,144       $11,295        $12,959           $15,765
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                         +14.07%        +11.17%           +13.02%
---------------------------------------------------------------------------------------------------------
CLASS C                                      6-MONTH        1-YEAR         3-YEAR      INCEPTION (3/1/01)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.44%       +16.97%        +32.57%           +59.73%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +4.44%       +15.97%         +9.85%           +11.90%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $10,444       $11,597        $13,257           $15,973
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                         +17.08%        +11.97%           +13.37%
---------------------------------------------------------------------------------------------------------
CLASS R                                      6-MONTH        1-YEAR         3-YEAR      INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.69%       +17.53%        +34.58%           +45.18%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +4.69%       +16.53%        +10.41%           +11.87%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $10,469       $11,653        $13,458           $14,518
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                         +17.67%        +12.53%           +13.71%
---------------------------------------------------------------------------------------------------------
ADVISOR CLASS(5)                             6-MONTH        1-YEAR         5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.95%       +18.13%       +105.32%          +247.61%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +5.95%       +18.13%        +15.47%           +13.27%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $10,595       $11,813        $20,532           $34,761
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                         +19.24%        +16.74%           +14.13%
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

INVESTING IN SMALLER COMPANIES INVOLVES ADDITIONAL RISKS, AS THE PRICE OF SUCH SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/2/01, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +66.38% and +13.00%.


                                                          Semiannual Report | 11

YOUR FUND'S EXPENSES

FRANKLIN BALANCE SHEET INVESTMENT FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                     VALUE 10/31/04      VALUE 4/30/05    PERIOD* 10/31/04-4/30/05
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,058.40               $  4.59
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,020.33               $  4.51
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,054.40               $  8.46
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,016.56               $  8.30
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,054.40               $  8.46
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,016.56               $  8.30
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,056.90               $  5.92
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.04               $  5.81
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,059.50               $  3.37
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,021.52               $  3.31
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.90%; B: 1.66%; C: 1.66%; R: 1.16%; and Advisor: 0.66%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

FRANKLIN LARGE CAP VALUE FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of net assets in securities of large capitalization companies that we believe are undervalued. Large capitalization companies are those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000(R) Index.(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Large Cap Value Fund covers the period ended April 30, 2005.

PERFORMANCE OVERVIEW

Franklin Large Cap Value Fund - Class A posted a +2.40% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Russell 1000 Value Index, which posted a 6.72% total return for the same period.(2) Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

(1) The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization in the Russell 3000 Index.

(2) Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 52.


14 | Semiannual Report

INVESTMENT STRATEGY

The Fund seeks to maintain a diversified portfolio of large-capitalization stocks that are attractively valued relative to the overall market, the company's industry group or the company's historical valuation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund will invest in companies with valuable intangibles not reflected in the stock price. We believe this contrarian approach will provide favorable returns for our shareholders over time.

MANAGER'S DISCUSSION

During the reporting period, the biggest contributor to Fund performance was Allstate, which provides personal property/casualty and life insurance. Allstate reported a record quarterly operating profit per diluted share of $1.67 in first quarter 2005, compared with $1.44 in the prior year period. This strong result helped enable the company to return additional capital to shareholders by raising its quarterly dividend 14%. The company also continued to repurchase its stock, retiring more than 1% of its common shares in first quarter 2005. Federated Department Stores, operator of Macy's and Bloomingdale's, also had a significant positive impact on Fund performance. The company benefited from solid results in its seasonally important fourth quarter, with comparable store sales up 0.8% and earnings per share (excluding a tax adjustment in the prior year) up 11.4%. Also helping the stock was a favorable market reaction to the company's plans to acquire May Department Stores. We sold our Federated holdings because we believed the stock was no longer attractively valued and we saw risks and costs associated with the acquisition. Another strong performer during the period was oil and gas exploration and development company Occidental Petroleum. The company reported solid earnings for fourth quarter 2004 and first quarter 2005, largely due to high oil and natural gas prices. Occidental also reported a 2.8% increase in proven oil and gas reserves for calendar year 2004.

PORTFOLIO BREAKDOWN
Franklin Large Cap Value Fund
Based on Total Net Assets as of 4/30/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Producer Manufacturing                       14.3%

Consumer Non-Durables                         8.1%

Consumer Services                             6.9%

Energy Minerals                               6.5%

Major Banks                                   6.2%

Property-Casualty Insurance                   5.9%

Process Industries                            4.5%

Finance, Rental & Leasing                     4.4%

Health Technology                             4.3%

Investment Banks & Brokers                    4.0%

Financial Conglomerates                       3.4%

Investment Managers                           3.1%

Technology Services                           3.1%

Regional Banks                                2.5%

Life & Health Insurance                       2.4%

Multi-Line Insurance                          2.2%

Other                                         5.0%

Short-Term Investments & Other Net Assets    13.2%


                                                          Semiannual Report | 15

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
4/30/05

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Allstate Corp.                                                              3.8%
   PROPERTY-CASUALTY INSURANCE
--------------------------------------------------------------------------------
Citigroup Inc.                                                              3.4%
   FINANCIAL CONGLOMERATES
--------------------------------------------------------------------------------
Freddie Mac                                                                 3.4%
   FINANCE, RENTAL & LEASING
--------------------------------------------------------------------------------
Gannett Co. Inc.                                                            3.3%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
McDonald's Corp.                                                            3.1%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
Procter & Gamble Co.                                                        3.1%
   CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Mellon Financial Corp.                                                      3.1%
   INVESTMENT MANAGERS
--------------------------------------------------------------------------------
Bank of America Corp.                                                       3.1%
   MAJOR BANKS
--------------------------------------------------------------------------------
Wachovia Corp.                                                              3.1%
   MAJOR BANKS
--------------------------------------------------------------------------------
International Business Machines Corp.                                       3.1%
   TECHNOLOGY SERVICES
--------------------------------------------------------------------------------

There were some detractors from Fund performance during the period. International Business Machines (IBM) had the most negative impact on performance. Despite higher first quarter 2005 earnings-per-share results, the company's earnings fell short of analysts' estimates. IBM's management indicated that although the quarter started strongly, the company had problems closing transactions in the quarter's final weeks, especially in countries with soft economic conditions. American International Group (AIG) also hindered Fund performance during the period. AIG shares fell in value as an investigation into the company's accounting practices caused management to delay filing its 2004 annual report. Fannie Mae was another detractor from performance. Accounting and regulatory issues hurt Fannie Mae's stock value. The Securities and Exchange Commission announced that the company would have to restate earnings by up to $9 billion after Fannie Mae erred in accounting for its derivative contracts. Also weighing on the company's shares was uncertainty over the terms of new legislation Congress is considering as a result of the accounting errors at Fannie Mae and Freddie Mac. During the period, Fannie Mae ousted its chief executive officer and chief financial officer, and cut its common dividend in half to help it meet new capital requirements.

During the period under review, we added four new stocks to the Fund's portfolio: BP, an international oil and gas exploration and production company; Georgia-Pacific, a forest and paper products company, which also manufactures consumer tissues; Illinois Tool Works, a manufacturer of engineered components and industrial systems; and 3M, a diversified manufacturer of health care, office, industrial and electronic products.

In addition to our sale of Federated Department Stores during the reporting period, we sold the Fund's position in insurance companies Principal Financial Group and St. Paul Travelers Companies. In both cases, we believed the stocks were fully valued in light of the companies' earnings prospects.


16 | Semiannual Report

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                     /s/ Stephen T. Madonna

                                    Stephen T. Madonna, CFA
                                    Lead Portfolio Manager

                                    William J. Lippman
                                    Bruce C. Baughman, CPA
                                    Donald Taylor, CPA
                                    Margaret McGee

                                    Portfolio Management Team
                                    Franklin Large Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 17

PERFORMANCE SUMMARY AS OF 4/30/05

FRANKLIN LARGE CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------
CLASS A (SYMBOL: FLVAX)                       CHANGE   4/30/05    10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.23   $ 14.24    $  14.01
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Dividend Income                    $0.0794
--------------------------------------------------------------------------
Long-Term Capital Gain             $0.0297
--------------------------------------------------------------------------
     TOTAL                         $0.1091
--------------------------------------------------------------------------
CLASS B (SYMBOL: FBLCX)                       CHANGE   4/30/05    10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.25   $ 14.10    $  13.85
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Dividend Income                    $0.0024
--------------------------------------------------------------------------
Long-Term Capital Gain             $0.0297
--------------------------------------------------------------------------
     TOTAL                         $0.0321
--------------------------------------------------------------------------
CLASS C (SYMBOL: FLCVX)                       CHANGE   4/30/05    10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.25   $ 14.10    $  13.85
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Long-Term Capital Gain             $0.0297
--------------------------------------------------------------------------
CLASS R (SYMBOL: FLCRX)                       CHANGE   4/30/05    10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.23   $ 14.16    $  13.93
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Dividend Income                    $0.0633
--------------------------------------------------------------------------
Long-Term Capital Gain             $0.0297
--------------------------------------------------------------------------
     TOTAL                         $0.0930
--------------------------------------------------------------------------


18 | Semiannual Report

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH        1-YEAR        3-YEAR       INCEPTION (6/1/00)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +2.40%        +6.27%        +15.88%           +48.15%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 -3.46%        +0.18%         +2.99%            +7.03%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)               $ 9,654       $10,018        $10,924           $13,964
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)                          +1.16%         +3.17%            +7.61%
---------------------------------------------------------------------------------------------------------
CLASS B                                      6-MONTH        1-YEAR         3-YEAR      INCEPTION (6/1/00)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +2.03%        +5.61%        +13.81%           +43.76%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 -1.97%        +1.61%         +3.48%            +7.36%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)               $ 9,803       $10,161        $11,081           $14,176
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)                          +2.59%         +3.64%            +7.95%
---------------------------------------------------------------------------------------------------------
CLASS C                                      6-MONTH        1-YEAR         3-YEAR      INCEPTION (6/1/00)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                     +2.01%        +5.60%        +13.73%           +43.74%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 +1.01%        +4.60%         +4.38%            +7.67%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)               $10,101       $10,460        $11,373           $14,374
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)                          +5.57%         +4.56%            +8.26%
---------------------------------------------------------------------------------------------------------
CLASS R                                                    6-MONTH         1-YEAR      INCEPTION (8/1/02)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                   +2.23%         +6.11%           +36.83%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                               +1.23%         +5.11%           +12.10%
---------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                             $10,123        $10,511           $13,683
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)                                         +6.09%           +13.36%
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 19

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKETS AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


20 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN LARGE CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 21

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                     VALUE 10/31/04      VALUE 4/30/05    PERIOD* 10/31/04-4/30/05
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,024.00               $  6.32
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,018.55               $  6.31
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,020.30               $  9.57
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,015.32               $  9.54
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,020.10               $  9.57
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,015.32               $  9.54
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,022.30               $  7.07
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,017.80               $  7.05
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.26%; B: 1.91%; C: 1.91%; and R: 1.41%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


22 | Semiannual Report

FRANKLIN MICROCAP VALUE FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MicroCap Value Fund seeks high total return by investing at least 80% of net assets in securities of companies with market capitalizations under $400 million at the time of purchase, and which we believe are undervalued in the marketplace.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin MicroCap Value Fund's semiannual report for the period ended April 30, 2005.

PERFORMANCE OVERVIEW

Franklin MicroCap Value Fund - Class A posted a +6.87% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Russell 2000 Value Index, which posted a 1.52% total return for the same period.(1) Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 26.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies trading at low price-to-book ratios, where we have reasonable confidence that book value will increase over several years. As a general rule, we limit purchases to companies with market capitalizations of less than $400 million, which we define as "microcap." Book value per share is a company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. This strategy is not aimed at trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 56.


                                                          Semiannual Report | 23

PORTFOLIO BREAKDOWN
Franklin MicroCap Value Fund
Based on Total Net Assets as of 4/30/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Producer Manufacturing                      17.1%

Consumer Non-Durables                       11.4%

Consumer Durables                            5.5%

Retail Trade                                 5.0%

Property-Casualty Insurance                  4.9%

Process Industries                           4.6%

Industrial Services                          4.2%

Transportation                               3.6%

Savings Banks                                3.2%

Non-Energy Minerals                          2.9%

Real Estate Development                      2.5%

Utilities                                    2.0%

Other                                        9.8%

Short-Term Investments & Other Net Assets   23.3%

MANAGER'S DISCUSSION

On April 30, 2005, the Fund's total net assets were $426 million, and short-term investments and other net assets stood at 23.3%, compared with total net assets of $418 million on October 31, 2004, and short-term investments and other net assets of 25.9%. Net fund outflows from existing shareholders were $18.6 million during the six-month period. The Fund closed to new investors (with the exception of select retirement accounts) in January 2004.

Individual positions that contributed most to Fund performance during the period included several companies involved with "metal bending" manufacturing. For example, Gehl makes construction and agricultural equipment; Hardinge manufactures machine tools; Aleris International recycles aluminum and zinc, and makes common-alloy sheet from recycled aluminum; and Northwest Pipe makes welded steel pipe. Other holdings that contributed to performance were Stelmar Shipping, a marine transporter of oil products that was the subject of a takeover; Healthcare Services Group, a housekeeping and food services provider to nursing and other extended care facilities; and Haggar, a men's clothing designer and manufacturer.

Several Fund positions detracted from performance during the six months under review. Many of the detractors were strong contributors in prior periods, and in most cases their operating performance was consistent with our expectations. The largest single drag on performance was Fresh Brands, a Wisconsin-based supermarket operator and grocery distributor. It was also our single largest detriment to performance in the same period in 2004. Although the company's operations seem to be improving under new management, we believe it is too early to declare victory, especially with the level of competition Fresh Brands faces from larger companies. Fresh Brands lists us in its 2005 proxy notice as its largest shareholder with 18.3% of shares outstanding.

We deployed $9.5 million into new and existing positions during the period, primarily into companies in or serving heavy industry. Our four largest investments were increases to long-held positions including Hardinge, a machine tool manufacturer with operations in North America, Europe and the Far East; Seneca Foods, which cans and distributes vegetables; Mercer International, a producer of market pulp in Germany and Canada; and Petroleum Helicopter, which serves the air transportation needs of oil and gas drillers in the Gulf of Mexico and operates medical air evacuation services on land.


24 | Semiannual Report

We established small positions in two new holdings: American Italian Pasta and SEMCO Energy. As its name implies, American Italian Pasta produces and distributes dry pasta primarily in the U.S., as well as in Europe. SEMCO is a gas distribution utility company with service territories in Michigan and Alaska. These investments conform to the investment strategy described above.

Proceeds from sales of $20.3 million far exceeded new investment. About half came from closing out our position in Stelmar, which was acquired by Overseas Shipping. The Edelbrock takeover also closed during the period, and we exited small positions in Art's Way Manufacturing and Steel Technologies. Other sales during the reporting period were in response to price appreciation. These positions were initiated over several years under varying market conditions. The investment decisions were consistent with our stated strategy, and we are pleased that the realized returns were also consistent with our original expectations.

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                     /s/ Bruce C. Baughman

                                    Bruce C. Baughman, CPA
                                    Lead Portfolio Manager

                                    William J. Lippman
                                    Donald Taylor, CPA
                                    Margaret McGee

                                    Portfolio Management Team
                                    Franklin MicroCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin MicroCap Value Fund
4/30/05

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Hardinge Inc.                                                               3.2%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
RTI International Metals Inc.                                               3.0%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Gehl Co.                                                                    2.8%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Seneca Foods Corp., A, B & cvt. pfd.                                        2.8%
   CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Aleris International Inc.                                                   2.2%
   NON-ENERGY MINERALS
--------------------------------------------------------------------------------
Delta Apparel Inc.                                                          2.1%
   CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Haggar Corp.                                                                1.9%
   CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Northwest Pipe Co.                                                          1.8%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Gibraltar Industries Inc.                                                   1.8%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
International Shipholding Corp.                                             1.8%
   TRANSPORTATION
--------------------------------------------------------------------------------


                                                          Semiannual Report | 25

PERFORMANCE SUMMARY AS OF 4/30/05

FRANKLIN MICROCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------
CLASS A (SYMBOL: FRMCX)                       CHANGE    4/30/05   10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.53   $  35.01     $34.48
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Dividend Income                    $0.0460
--------------------------------------------------------------------------
Short-Term Capital Gain            $0.0832
--------------------------------------------------------------------------
Long-Term Capital Gain             $1.6975
--------------------------------------------------------------------------
     TOTAL                         $1.8267
--------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE.

-----------------------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH        1-YEAR         5-YEAR      INCEPTION (12/12/95)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +6.87%        +9.40%       +150.00%          +277.12%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +0.73%        +3.13%        +18.70%           +14.47%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $10,073       $10,313        $23,567           $35,533
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                          +4.49%        +18.38%           +14.90%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


26 | Semiannual Report

ENDNOTES

THE FUND'S ABILITY TO INVEST IN SMALLER-COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES RISKS RELATED TO RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE SECURITIES HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


                                                          Semiannual Report | 27

YOUR FUND'S EXPENSES

FRANKLIN MICROCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


28 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                     VALUE 10/31/04      VALUE 4/30/05    PERIOD* 10/31/04-4/30/05
---------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,068.70               $  5.64
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.34               $  5.51
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 29

FRANKLIN SMALL CAP VALUE FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Value Fund seeks long-term total return by investing at least 80% of net assets in the securities of small-capitalization companies that we believe are undervalued. Small-capitalization companies are those with market capitalizations less than $2.5 billion at the time of purchase.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Small Cap Value Fund's semiannual report covering the period ended April 30, 2005.

PERFORMANCE OVERVIEW

Franklin Small Cap Value Fund - Class A posted a +5.39% cumulative total return for the six months under review. The Fund outperformed its benchmarks, the Russell 2000 Value Index and the Russell 2500(TM) Value Index, which posted total returns of 1.52% and 5.17% for the same period.(1) We replaced the Russell 2000 Value Index with the Russell 2500 Value Index as the Fund's benchmark because we believe the composition of the Russell 2500 Value Index better reflects the Fund's investments. You can find the Fund's long-term performance data in the Performance Summary beginning on page 33.

(1) Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 65.


30 | Semiannual Report

INVESTMENT STRATEGY

We seek to invest in small-capitalization companies (up to $2.5 billion market capitalization at the time of purchase) that we determine are selling below their underlying worth. We seek a diversified portfolio of fundamentally sound companies purchased at what we believe are attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that have the potential for good long-term earnings or that possess valuable intangibles not reflected in the stock price.

MANAGER'S DISCUSSION

During the period under review, stocks that benefited Fund performance came mainly from the energy minerals sector. Peabody Energy was the most significant contributor to performance. The company's share price increased 38% and added to the energy sector's overall strong performance, aided by high oil prices during the period. Peabody mines and markets low-sulphur coal primarily for use by electric utility companies. Another top performer was Archipelago Holdings, an electronic U.S. stock exchange, which rose 90% in value during the period, including a significant jump after the New York Stock Exchange (NYSE) announced in late April 2005 a planned merger with Archipelago.

Despite the Fund's solid performance, several stocks declined in value during the reporting period. The consumer durables sector underperformed other sectors in the portfolio. Gift distributor Russ Berrie and Company declined in value 37%, while furniture manufacturer Hooker Furniture fell 24% and Monaco Coach, a recreational vehicle manufacturer, declined 20%. Russ Berrie continued to report weak quarterly results and cut its dividend to 10 cents per share from 30 cents. Fourth quarter earnings were hurt by a sharp decline in gift segment sales stemming from softness in the independent retail sales channel. Hooker Furniture's stock performed poorly during the period largely as a result of a decline in first quarter 2005 operating margins due to higher selling and administrative expenses and another restructuring charge related to a previously announced plant closing. Monaco Coach's first quarter results were hampered by discounting initiatives and a shift of their product mix to a larger percentage of towable vehicles, which contributed to an increase in direct material costs and a stock price decline.

PORTFOLIO BREAKDOWN
Franklin Small Cap Value Fund
Based on Total Net Assets as of 4/30/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Producer Manufacturing                       18.7%

Retail Trade                                  9.1%

Consumer Durables                             7.7%

Process Industries                            7.2%

Industrial Services                           6.3%

Property-Casualty Insurance                   5.4%

Energy Minerals                               5.1%

Transportation                                4.9%

Consumer Non-Durables                         4.9%

Electronic Technology                         3.2%

Non-Energy Minerals                           3.0%

Consumer Services                             2.6%

Life & Health Insurance                       2.1%

Health Technology                             1.9%

Health Services                               1.5%

Technology Services                           1.1%

Other                                         5.3%

Short-Term Investments & Other Net Assets    10.0%


                                                          Semiannual Report | 31

TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund
4/30/05

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
York International Corp.                                                    2.0%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  1.7%
   PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                        1.7%
   ENERGY MINERALS
--------------------------------------------------------------------------------
Montpelier Re Holdings Ltd. (Bermuda)                                       1.7%
   PROPERTY-CASUALTY INSURANCE
--------------------------------------------------------------------------------
Roper Industries Inc.                                                       1.5%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
RPM International Inc.                                                      1.5%
   PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Pharmaceutical Product Development Inc.                                     1.5%
   HEALTH SERVICES
--------------------------------------------------------------------------------
Mueller Industries Inc.                                                     1.4%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Kennametal Inc.                                                             1.4%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Consol Energy Inc.                                                          1.4%
   ENERGY MINERALS
--------------------------------------------------------------------------------

The Fund experienced significant net inflows during the past six months, and we used a portion of the proceeds to invest in 13 new positions we believed were attractively valued. For example, we added Aspen Insurance Holdings, an insurance holding company; Gibraltar Industries, a processor, manufacturer and distributor of tools to the metalworking, mining and oil industries; and Mercer International, a producer of market pulp and paper in Germany and Canada.

During the reporting period, three positions were eliminated from the portfolio. Archipelago Holdings announced in April that the NYSE had bid for the company at a 59% premium over the prior day's closing price. We decided to sell our Archipelago shares as open-market prices exceeded our estimate of the company's fair value. The remaining liquidations from the Fund's portfolio included GlobalSantaFe, a stock we sold when it reached our price target, and Tower Automotive, which we sold because the company's fundamentals deteriorated.

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                     /s/ William J. Lippman

                                    William J. Lippman
                                    Lead Portfolio Manager

                                    Bruce C. Baughman, CPA
                                    Donald Taylor, CPA
                                    Margaret McGee

                                    Portfolio Management Team
                                    Franklin Small Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


32 | Semiannual Report

PERFORMANCE SUMMARY AS OF 4/30/05

FRANKLIN SMALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------
CLASS A (SYMBOL: FRVLX)                       CHANGE    4/30/05   10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$1.60     $35.97   $  34.37
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Dividend Income                    $ 0.2617
--------------------------------------------------------------------------
CLASS B (SYMBOL: FBVAX)                       CHANGE    4/30/05   10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$1.60   $  34.80   $  33.20
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Dividend Income                    $ 0.0800
--------------------------------------------------------------------------
CLASS C (SYMBOL: FRVFX)                       CHANGE    4/30/05   10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$1.60   $  34.46   $  32.86
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Dividend Income                    $ 0.0642
--------------------------------------------------------------------------
CLASS R (SYMBOL: FVFRX)                       CHANGE    4/30/05   10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$1.58   $  35.82   $  34.24
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Dividend Income                    $ 0.2462
--------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FVADX)                 CHANGE    4/30/05   10/31/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$1.61   $  36.82   $  35.21
--------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
--------------------------------------------------------------------------
Dividend Income                    $ 0.3581
--------------------------------------------------------------------------


                                                          Semiannual Report | 33

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH        1-YEAR         5-YEAR      INCEPTION (3/11/96)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.39%       +16.65%        +91.38%          +152.63%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 -0.68%        +9.96%        +12.52%            +9.96%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                $9,932       $10,996        $18,036           $23,803
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                         +12.41%        +14.19%           +10.69%
----------------------------------------------------------------------------------------------------------
CLASS B                                      6-MONTH        1-YEAR         5-YEAR      INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.05%       +15.91%        +85.43%           +90.29%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +1.05%       +11.91%        +12.90%           +10.70%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $10,105       $11,191        $18,343           $19,029
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                         +14.51%        +14.57%           +11.79%
----------------------------------------------------------------------------------------------------------
CLASS C                                      6-MONTH        1-YEAR         5-YEAR      INCEPTION (9/3/96)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.06%       +15.92%        +85.30%          +119.02%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +4.06%       +14.92%        +13.13%            +9.48%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $10,406       $11,492        $18,530           $21,902
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                         +17.48%        +14.80%           +10.25%
----------------------------------------------------------------------------------------------------------
CLASS R                                                    6-MONTH         1-YEAR      INCEPTION (8/1/02)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                   +5.27%        +16.50%           +54.48%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                               +4.27%        +15.50%           +17.17%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                             $10,427        $11,550           $15,448
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                                        +18.08%           +20.08%
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS(5)                             6-MONTH        1-YEAR         5-YEAR      INCEPTION (3/11/96)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.55%       +17.05%        +94.74%          +162.54%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +5.55%       +17.05%        +14.26%           +11.14%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $10,555       $11,705        $19,474           $26,254
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                         +19.70%        +15.96%           +11.89%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


34 | Semiannual Report

ENDNOTES

THE FUND'S INVESTMENTS IN SMALL- OR NEWER-COMPANY STOCKS INVOLVE SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +103.24% and +8.89%.


                                                          Semiannual Report | 35

YOUR FUND'S EXPENSES

FRANKLIN SMALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


36 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                     VALUE 10/31/04      VALUE 4/30/05    PERIOD* 10/31/04-4/30/05
---------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,053.90               $  6.42
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,018.55               $  6.31
---------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1.050.50               $  9.71
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,015.32               $  9.54
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,050.60               $  9.71
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,015.32               $  9.54
---------------------------------------------------------------------------------------------------------
CLASS R
---------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,052.70               $  7.18
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,017.80               $  7.05
---------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,055.50               $  4.64
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,020.28               $  4.56
---------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.26%; B: 1.91%; C: 1.91%; R: 1.41%; and Advisor: 0.91%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 37

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                        ------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                         APRIL 30, 2005                             YEAR ENDED OCTOBER 31,
CLASS A                                    (UNAUDITED)              2004           2003          2002          2001           2000
                                        ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period... $          53.95      $    45.47     $    37.01    $    37.21    $    34.83     $    29.96
                                        ------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .............             0.15            0.33           0.13          0.25          0.77           0.31

 Net realized and unrealized gains
 (losses) .............................             3.05            8.63           8.83          0.87          2.95           5.15
                                        ------------------------------------------------------------------------------------------
Total from investment operations ......             3.20            8.96           8.96          1.12          3.72           5.46
                                        ------------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ................            (0.43)          (0.17)         (0.25)        (0.15)        (0.73)         (0.31)

 Net realized gains ...................            (0.91)          (0.31)         (0.25)        (1.17)        (0.61)         (0.28)
                                        ------------------------------------------------------------------------------------------
Total distributions ...................            (1.34)          (0.48)         (0.50)        (1.32)        (1.34)         (0.59)
                                        ------------------------------------------------------------------------------------------

Redemption fees .......................               --(c)           --(c)          --            --            --             --
                                        ------------------------------------------------------------------------------------------
Net asset value, end of period ........ $          55.81      $    53.95     $    45.47    $    37.01    $    37.21     $    34.83
                                        ==========================================================================================

Total return(b) .......................             5.84%          19.87%         24.51%         2.85%        10.96%         18.47%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....  $      4,052,099      $3,716,567     $3,031,714    $2,333,862    $1,491,457     $1,067,893

Ratios to average net assets:

 Expenses .............................             0.90%(d)        0.91%          1.00%         0.92%         0.96%          1.06%

 Net investment income ................             0.54%(d)        0.67%          0.35%         0.63%         2.14%          1.00%

Portfolio turnover rate ...............             2.18%           7.03%         13.36%        10.59%        26.69%          8.69%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


38 | See notes to financial statements.  |  Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                  ----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                       YEAR ENDED OCTOBER 31,
CLASS B                                              (UNAUDITED)               2004           2003          2002       2001(e)
                                                  ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........  $          53.13           $44.97     $    36.64    $    37.04    $    37.26
                                                  ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ...............             (0.06)           (0.06)         (0.15)        (0.08)         0.28

 Net realized and unrealized gains (losses) ....              2.99             8.53           8.74          0.91          0.06
                                                  ----------------------------------------------------------------------------
Total from investment operations ...............              2.93             8.47           8.59          0.83          0.34
                                                  ----------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................             (0.02)              --          (0.01)        (0.06)        (0.56)

 Net realized gains ............................             (0.91)           (0.31)         (0.25)        (1.17)           --
                                                  ----------------------------------------------------------------------------
Total distributions ............................             (0.93)           (0.31)         (0.26)        (1.23)        (0.56)
                                                  ----------------------------------------------------------------------------
Redemption fees ................................                --(c)            --(c)          --            --            --
                                                  ----------------------------------------------------------------------------
Net asset value, end of period .................  $           55.13      $    53.13     $    44.97    $    36.64    $    37.04
                                                  ============================================================================

Total return(b) ................................              5.44%           18.94%         23.58%         2.08%         0.91%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............  $        116,962       $  114,891     $  103,877    $   89,241    $   20,982

Ratios to average net assets:

 Expenses ......................................              1.66%(d)         1.69%          1.75%         1.67%         1.71%(d)

 Net investment income (loss) ..................             (0.22)%(d)       (0.11)%        (0.40)%       (0.12)%        0.73%(d)

Portfolio turnover rate ........................              2.18%            7.03%         13.36%        10.59%        26.69%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period March 1, 2001 (effective date) to October 31, 2001.


                     Semiannual Report | See notes to financial statements. | 39

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                  ---------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                      YEAR ENDED OCTOBER 31,
CLASS C                                              (UNAUDITED)              2004           2003          2002       2001(e)
                                                  ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period............  $          53.18       $   45.01     $    36.67    $    37.06    $    37.26
                                                  ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ...............             (0.06)          (0.06)         (0.15)        (0.08)         0.33

 Net realized and unrealized gains (losses) ....              2.99            8.54           8.74          0.92          0.02
                                                  ---------------------------------------------------------------------------
Total from investment operations ...............              2.93            8.48           8.59          0.84          0.35
                                                  ---------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................                --              --             --         (0.06)        (0.55)

 Net realized gains ............................             (0.91)          (0.31)         (0.25)        (1.17)           --
                                                  ---------------------------------------------------------------------------
Total distributions ............................             (0.91)          (0.31)         (0.25)        (1.23)        (0.55)
                                                  ---------------------------------------------------------------------------
Redemption fees ................................                --(c)           --(c)          --            --            --
                                                  ---------------------------------------------------------------------------
Net asset value, end of period .................  $          55.20       $   53.18     $    45.01    $    36.67    $    37.06
                                                  ===========================================================================

Total return(b) ................................              5.44%          18.95%         23.57%         2.10%         0.94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............  $        129,430       $ 129,399     $  127,925    $  118,219    $   29,920

Ratios to average net assets:

 Expenses ......................................              1.66%(d)        1.69%          1.75%         1.67%         1.71%(d)

 Net investment income (loss) ..................             (0.22)%(d)      (0.11)%        (0.40)%       (0.12)%        0.85%(d)

Portfolio turnover rate ........................              2.18%           7.03%         13.36%        10.59%        26.69%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period March 1, 2001 (effective date) to October 31, 2001.


40 | See notes to financial statements. | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                                   ------------------------------------------------------------
                                                                   SIX MONTHS ENDED
                                                                    APRIL 30, 2005               YEAR ENDED OCTOBER 31,
CLASS R                                                               (UNAUDITED)              2004           2003      2002(e)
                                                                   ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........................     $          53.69      $    45.30     $    36.92   $    39.98
                                                                   ------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ....................................                 0.08            0.20           0.03         0.07

 Net realized and unrealized gains (losses) ..................                 3.02            8.59           8.82        (3.07)
                                                                   ------------------------------------------------------------
Total from investment operations .............................                 3.10            8.79           8.85        (3.00)
                                                                   ------------------------------------------------------------
Less distributions from:

 Net investment income .......................................                (0.30)          (0.09)         (0.22)       (0.06)

 Net realized gains ..........................................                (0.91)          (0.31)         (0.25)          --
                                                                   ------------------------------------------------------------
Total distributions ..........................................                (1.21)          (0.40)         (0.47)       (0.06)
                                                                   ------------------------------------------------------------
Redemption fees ..............................................                   --(c)           --(c)          --           --
                                                                   ------------------------------------------------------------
Net asset value, end of period ...............................     $          55.58      $    53.69     $    45.30   $    36.92
                                                                   ============================================================

Total return(b) ..............................................                 5.69%          19.55%         24.26%       (7.53)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............................     $         22,463      $   21,020     $   13,336   $    7,754

Ratios to average net assets:

 Expenses ....................................................                 1.16%(d)        1.19%          1.25%        1.17%(d)

 Net investment income .......................................                 0.28%(d)        0.39%          0.10%        0.38%(d)

Portfolio turnover rate ......................................                 2.18%           7.03%         13.36%        10.59%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period January 1, 2002 (effective date) to October 31, 2002.


                     Semiannual Report | See notes to financial statements. | 41

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                  ---------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                       YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                        (UNAUDITED)              2004           2003          2002       2001(e)
                                                  ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........  $          54.05       $   45.54     $    37.06    $    37.21    $    37.26
                                                  ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ......................              0.22            0.44           0.23          0.31          0.60

 Net realized and unrealized gains (losses) ....              3.05            8.65           8.83          0.91         (0.02)
                                                  ---------------------------------------------------------------------------
Total from investment operations ...............              3.27            9.09           9.06          1.22          0.58
                                                  ---------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................             (0.54)          (0.27)         (0.33)        (0.20)        (0.63)

 Net realized gains ............................             (0.91)          (0.31)         (0.25)        (1.17)           --
                                                  ---------------------------------------------------------------------------
Total distributions ............................             (1.45)          (0.58)         (0.58)        (1.37)        (0.63)
                                                  ---------------------------------------------------------------------------
Redemption fees ................................                --(c)           --(c)          --            --            --
                                                  ---------------------------------------------------------------------------
Net asset value, end of period .................  $          55.87          $54.05     $    45.54    $    37.06    $    37.21
                                                  ===========================================================================

Total return(b) ................................              5.95%          20.17%         24.80%         3.11%         1.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............  $         28,728       $  26,701     $   22,189    $   15,193    $      571

Ratios to average net assets:

 Expenses ......................................              0.66%(d)        0.69%          0.75%         0.67%         0.71%(d)

 Net investment income .........................              0.78%(d)        0.89%          0.60%         0.88%         1.55%(d)

Portfolio turnover rate ........................              2.18%           7.03%         13.36%        10.59%        26.69%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period March 1, 2001 (effective date) to October 31, 2001.


42 | See notes to financial statements. | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN BALANCE SHEET INVESTMENT FUND                                                   SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
       CLOSED END MUTUAL FUNDS 1.1%
       Apollo Investment Corp. ...........................................................        200,000    $     3,172,000
    (a)Emerging Markets Telecommunications Fund Inc. .....................................        250,000          2,347,500
       H & Q Healthcare Investors Fund ...................................................        150,000          2,553,000
       John Hancock Bank & Thrift Opportunity Fund .......................................      1,650,000         15,889,500
       Latin America Equity Fund Inc. ....................................................        222,015          4,768,882
       Mexico Fund Inc. (Mexico) .........................................................        620,800         13,223,040
       New Ireland Fund Inc. (Ireland) ...................................................        135,000          2,862,000
       Petroleum & Resources Corp. .......................................................        150,000          4,087,500
                                                                                                             ---------------
       TOTAL CLOSED END MUTUAL FUNDS (COST $38,030,843)...................................                        48,903,422
                                                                                                             ---------------
       COMMON STOCKS 78.4%
       COMMERCIAL SERVICES 0.9%
       Kelly Services Inc., A ............................................................      1,506,800         39,568,568
                                                                                                             ---------------
       CONSUMER DURABLES 5.8%
       D.R. Horton Inc. ..................................................................      2,200,000         67,100,000
       Hasbro Inc. .......................................................................      1,800,000         34,056,000
       Lennar Corp., A ...................................................................        480,000         24,705,600
       Lennar Corp., B ...................................................................         48,000          2,299,680
       M.D.C. Holdings Inc. ..............................................................        471,900         30,852,822
       Pulte Homes Inc. ..................................................................      1,300,000         92,885,000
                                                                                                             ---------------
                                                                                                                 251,899,102
                                                                                                             ---------------
       CONSUMER NON-DURABLES 2.2%
    (b)DIMON Inc. ........................................................................      2,504,200         14,899,990
       Kellwood Co. ......................................................................        750,000         19,155,000
       Russell Corp. .....................................................................      1,498,000         26,229,980
    (a)Tommy Hilfiger Corp. ..............................................................      2,800,000         30,632,000
       Universal Corp. ...................................................................        125,000          5,706,250
                                                                                                             ---------------
                                                                                                                  96,623,220
                                                                                                             ---------------
       CONSUMER SERVICES 3.4%
(a),(b)Aztar Corp. .......................................................................      2,840,000         77,560,400
(a),(b)Champps Entertainment Inc. ........................................................        920,000          8,096,000
    (a)La Quinta Corp. ...................................................................      2,482,300         21,596,010
    (a)Vail Resorts Inc. .................................................................      1,525,000         39,451,750
                                                                                                             ---------------
                                                                                                                 146,704,160
                                                                                                             ---------------
       DISTRIBUTION SERVICES 1.0%
       Applied Industrial Technologies Inc. ..............................................        937,500         26,156,250
       Handleman Co. .....................................................................      1,000,000         17,350,000
                                                                                                             ---------------
                                                                                                                  43,506,250
                                                                                                             ---------------
       ELECTRONIC TECHNOLOGY 1.2%
    (a)ESCO Technologies Inc. ............................................................        618,400         45,341,088
    (a)FSI International Inc. ............................................................        600,000          1,980,000
    (a)Standard Microsystems Corp. .......................................................        376,700          5,330,305
                                                                                                             ---------------
                                                                                                                  52,651,393
                                                                                                             ---------------


                                                          Semiannual Report | 43

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN BALANCE SHEET INVESTMENT FUND                                                   SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       ENERGY MINERALS 1.8%
       Peabody Energy Corp. ..............................................................      1,800,000    $    78,786,000
                                                                                                             ---------------
       FINANCE/RENTAL/LEASING 5.6%
       CIT Group Inc. ....................................................................      2,210,000         89,018,800
(a),(b)Dollar Thrifty Automotive Group Inc. ..............................................      1,800,000         60,930,000
       Freddie Mac .......................................................................      1,490,000         91,664,800
                                                                                                             ---------------
                                                                                                                 241,613,600
                                                                                                             ---------------
       FINANCIAL CONGLOMERATES 2.1%
       Principal Financial Group Inc. ....................................................        225,000          8,793,000
       Prudential Financial Inc. .........................................................      1,450,000         82,867,500
                                                                                                             ---------------
                                                                                                                  91,660,500
                                                                                                             ---------------
       HEALTH TECHNOLOGY 0.6%
    (a)Watson Pharmaceuticals Inc. .......................................................        900,000         27,000,000
                                                                                                             ---------------
       INDUSTRIAL SERVICES 3.1%
    (a)Global Industries Ltd. ............................................................      1,017,200          9,805,808
    (a)Hanover Compressor Co. ............................................................      1,500,000         15,555,000
    (a)Offshore Logistics Inc. ...........................................................        900,000         26,073,000
    (a)Petroleum Helicopters Inc. ........................................................         77,500          2,247,500
    (a)Petroleum Helicopters Inc., non voting ............................................        152,000          4,408,000
    (a)Quanta Services Inc. ..............................................................      1,500,000         11,970,000
    (a)Shaw Group Inc. ...................................................................      1,430,800         25,854,556
    (a)Universal Compression Holdings Inc. ...............................................        850,000         29,835,000
(a),(b)Xanser Corp.                                                                             2,800,000          7,532,000
                                                                                                             ---------------
                                                                                                                 133,280,864
                                                                                                             ---------------
       LIFE/HEALTH INSURANCE 6.8%
       American National Insurance Co. ...................................................        647,500         66,433,500
       Amerus Group Co. ..................................................................        325,000         15,278,250
       Assurant Inc. .....................................................................        825,700         27,322,413
       FBL Financial Group Inc., A .......................................................        525,000         13,755,000
       Genworth Financial Inc., A ........................................................      1,600,000         44,720,000
       Kansas City Life Insurance Co. ....................................................        222,789         10,179,229
       Manulife Financial Corp. (Canada) .................................................        500,000         22,925,000
       MetLife Inc. ......................................................................        401,000         15,598,900
    (a)National Western Life Insurance Co., A ............................................        150,000         24,798,000
       Presidential Life Corp. ...........................................................        515,000          7,472,650
       StanCorp Financial Group Inc. .....................................................        600,000         45,912,000
                                                                                                             ---------------
                                                                                                                 294,394,942
                                                                                                             ---------------
       NON-ENERGY MINERALS 4.9%
       Nucor Corp. .......................................................................      1,184,000         60,502,400
       Reliance Steel & Aluminum Co. .....................................................      1,155,900         43,612,107
       Texas Industries Inc. .............................................................        800,000         36,944,000
       United States Steel Corp. .........................................................      1,702,200         72,786,072
                                                                                                             ---------------
                                                                                                                 213,844,579
                                                                                                             ---------------


44 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN BALANCE SHEET INVESTMENT FUND                                                    SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       PROCESS INDUSTRIES 6.2%
       Bunge Ltd. ........................................................................      1,812,000    $   102,921,600
       Corn Products International Inc. ..................................................      2,464,000         54,257,280
(a),(b)Delta Woodside Industries Inc.                                                             555,000            338,550
       MeadWestvaco Corp. ................................................................        844,000         24,855,800
       Monsanto Co. ......................................................................        835,000         48,947,700
    (a)PolyOne Corp. .....................................................................      1,400,000         10,808,000
       Westlake Chemical Corp. ...........................................................      1,046,900         27,481,125
                                                                                                             ---------------
                                                                                                                 269,610,055
                                                                                                             ---------------
       PRODUCER MANUFACTURING 5.7%
       A.O. Smith Corp. ..................................................................        893,600         25,467,600
       CNH Global NV (Netherlands) .......................................................      1,605,000         28,825,800
    (a)Insteel Industries Inc. ...........................................................        158,800          1,510,188
       Lennox International Inc. .........................................................      1,115,000         21,798,250
       Mueller Industries Inc. ...........................................................        659,400         17,078,460
       Oshkosh Truck Corp. ...............................................................        480,000         36,072,000
       Superior Industries International Inc. ............................................        300,000          6,099,000
    (b)Tecumseh Products Co., A ..........................................................        778,900         27,058,986
    (b)Tecumseh Products Co., B ..........................................................        300,000         10,470,000
       Timken Co. ........................................................................      1,315,000         32,664,600
       Trinity Industries Inc. ...........................................................      1,806,900         42,191,115
                                                                                                             ---------------
                                                                                                                 249,235,999
                                                                                                             ---------------
       PROPERTY-CASUALTY INSURANCE 5.4%
       Aspen Insurance Holdings Ltd. .....................................................        154,300          4,212,390
       E-L Financial Corp. Ltd. (Canada) .................................................        104,666         32,688,637
       IPC Holdings Ltd. .................................................................      1,180,000         44,403,400
       Midland Co. .......................................................................        385,000         12,089,000
       Montpelier Re Holdings Ltd. (Bermuda) .............................................         10,000            331,900
       Old Republic International Corp. ..................................................      3,100,000         73,160,000
       RLI Corp. .........................................................................        489,400         20,995,260
       Selective Insurance Group Inc. ....................................................        650,000         28,697,500
       St. Paul Travelers Cos. Inc. ......................................................        575,000         20,585,000
                                                                                                             ---------------
                                                                                                                 237,163,087
                                                                                                             ---------------
       REGIONAL BANKS 0.1%
       UMB Financial Corp. ...............................................................         93,400          5,055,742
                                                                                                             ---------------
       RETAIL TRADE 7.4%
    (a)Big Lots Inc. .....................................................................      2,250,000         22,905,000
       Cato Corp., A .....................................................................        300,000          7,710,000
    (a)Charming Shoppes Inc. .............................................................      5,000,000         37,200,000
       Dillards Inc., A ..................................................................      1,500,000         34,905,000
       Federated Department Stores Inc. ..................................................        685,000         39,387,500
       Fred's Inc. .......................................................................        400,000          5,776,000
    (b)Haverty Furniture Cos. Inc. .......................................................        920,000         13,202,000
       Officemax Inc. ....................................................................        700,000         22,736,000


                                                          Semiannual Report | 45

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN BALANCE SHEET INVESTMENT FUND                                                    SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       RETAIL TRADE (CONT.)
    (a)Saks Inc. .........................................................................      2,008,400    $    34,223,136
    (b)Syms Corp. ........................................................................      1,430,000         17,160,000
    (a)Toys R Us Inc. ....................................................................      1,935,000         49,052,250
    (a)Zale Corp. ........................................................................      1,422,400         38,447,472
                                                                                                             ---------------
                                                                                                                 322,704,358
                                                                                                             ---------------
       SAVINGS BANKS 0.3%
       Farmers & Merchants Bank of Long Beach ............................................          2,200         12,265,000
       First Niagara Financial Group Inc. ................................................        100,000          1,254,000
                                                                                                             ---------------
                                                                                                                  13,519,000
                                                                                                             ---------------
       SPECIALTY INSURANCE 2.5%
       MBIA Inc. .........................................................................        130,000          6,809,400
       MGIC Investment Corp. .............................................................        440,000         25,960,000
       The PMI Group Inc. ................................................................      1,150,000         40,434,000
       Radian Group Inc. .................................................................        800,000         35,544,000
                                                                                                             ---------------
                                                                                                                 108,747,400
                                                                                                             ---------------
       TECHNOLOGY SERVICES 0.6%
    (a)Intergraph Corp. ..................................................................        850,000         25,134,500
                                                                                                             ---------------
       TRANSPORTATION 6.2%
    (a)ABX Air Inc. ......................................................................      1,825,000         13,450,250
    (a)Alaska Air Group Inc. .............................................................      1,350,600         36,020,502
       Burlington Northern Santa Fe Corp. ................................................        599,900         28,945,175
    (a)Crowley Maritime Corp. ............................................................          4,240          5,406,000
    (a)Kansas City Southern ..............................................................      2,410,000         45,597,200
    (a)Mesa Air Group Inc. ...............................................................        450,000          2,398,500
       Norfolk Southern Corp. ............................................................      1,358,600         42,660,040
       Overseas Shipholding Group Inc. ...................................................        756,000         42,661,080
       Teekay Shipping Corp. (Bahamas) ...................................................      1,240,000         52,005,600
                                                                                                             ---------------
                                                                                                                 269,144,347
                                                                                                             ---------------
       UTILITIES 4.6%
       Entergy Corp. .....................................................................        800,000         58,640,000
       Northeast Utilities ...............................................................      1,550,000         28,380,500
       PNM Resources Inc. ................................................................      1,863,300         51,520,245
    (a)Sierra Pacific Resources ..........................................................      4,169,000         45,108,580
       Xcel Energy Inc. ..................................................................        878,000         15,084,040
                                                                                                             ---------------
                                                                                                                 198,733,365
                                                                                                             ---------------
       TOTAL COMMON STOCKS (COST $2,043,521,714)..........................................                     3,410,581,031
                                                                                                             ---------------

                                                                                          ---------------
                                                                                             PRINCIPAL
                                                                                              AMOUNT
                                                                                          ---------------
       BOND (COST $5,523,074) 0.1%
       PRODUCER MANUFACTURING 0.1%
       Mueller Industries Inc., 6.00%, 11/01/14 ..........................................   $  5,604,000          5,463,900
                                                                                                             ---------------


46 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
       FRANKLIN BALANCE SHEET INVESTMENT FUND                                                   AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------------
       CONVERTIBLE BOND (COST $6,000,000) 0.4%
       UTILITIES 0.4%
       Sierra Pacific Resources, cvt., senior note, 144A, 7.25%, 2/14/10 .................   $  6,000,000    $    15,270,000
                                                                                                             ---------------
       TOTAL LONG TERM INVESTMENTS (COST $2,093,075,631)..................................                     3,480,218,353
                                                                                                             ---------------
                                                                                             ------------
                                                                                                SHARES
                                                                                             ------------
       SHORT TERM INVESTMENTS 20.1%
       MONEY FUND (COST $164,801,923) 3.8%
    (c)Franklin Institutional Fiduciary Trust Money Market Portfolio .....................    164,801,923        164,801,923
                                                                                                             ---------------

                                                                                             ------------
                                                                                              PRINCIPAL
                                                                                                AMOUNT
                                                                                             ------------
       REPURCHASE AGREEMENT (COST $711,097,952) 16.3%
    (d)Joint Repurchase Agreement, 2.889%, 5/02/05 (Maturity Value $711,269,149) .........   $711,097,952        711,097,952
         ABN AMRO Bank, N.V., New York Branch (Maturity Value $67,470,991)
         Banc of America Securities LLC (Maturity Value $67,470,991)
         Barclays Capital Inc. (Maturity Value $67,470,991)
         Bear, Stearns & Co., Inc. (Maturity Value $44,987,777)
         BNP Paribas Securities Corp. (Maturity Value $67,470,991)
         Deutsche Bank Securities Inc. (Maturity Value $67,470,991)
         Greenwich Capital Markets Inc. (Maturity Value $67,470,991)
         Lehman Brothers Inc. (Maturity Value $59,028,227)
         Merrill Lynch Government Securities Inc. (Maturity Value $67,470,991)
         Morgan Stanley & Co. Inc. (Maturity Value $67,478,104)
         UBS Securities LLC (Maturity Value $67,478,104)
           Collateralized by U.S. Government Agency Securities, 1.75% - 7.25%,
            7/15/05 - 3/15/10;
            (e) U.S. Government Agency Discount Notes, 5/10/05 - 12/30/05;
                (e)U.S. Treasury Bills, 10/06/05 - 10/13/05; and U.S. Treasury
                Notes, 1.625% - 2.375%, 2/28/06 - 8/15/06
                                                                                                             ---------------
       TOTAL INVESTMENTS (COST $2,968,975,506) 100.1% ....................................                     4,356,118,228
       OTHER ASSETS, LESS LIABILITIES (0.1)% .............................................                        (6,435,751)
                                                                                                             ---------------
       NET ASSETS 100.0% .................................................................                   $ 4,349,682,477
                                                                                                             ===============

(a)   Non-income producing.

(b)   See Note 8 regarding holdings of 5% voting securities.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

(d)   See Note 1(c) regarding joint repurchase agreement.

(e) A portion or all of the security is traded on a discount basis with no stated coupon rate.


                     Semiannual Report | See notes to financial statements. | 47

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP VALUE FUND

                                                --------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 APRIL 30, 2005                          YEAR ENDED OCTOBER 31,
CLASS A                                           (UNAUDITED)               2004        2003       2002       2001       2000(e)
                                                --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......... $           14.01       $  12.40     $ 10.48   $  11.66   $  11.12    $    10.00
                                                --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................              0.07           0.08        0.07       0.07       0.12          0.09

 Net realized and unrealized gains (losses) ...              0.27           1.58        1.92      (1.08)      0.50          1.03
                                                --------------------------------------------------------------------------------
Total from investment operations ..............              0.34           1.66        1.99      (1.01)      0.62          1.12
                                                --------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................             (0.08)         (0.05)      (0.07)     (0.07)     (0.08)           --

 Net realized gains ...........................             (0.03)            --          --      (0.10)        --            --
                                                --------------------------------------------------------------------------------
Total distributions ...........................             (0.11)         (0.05)      (0.07)     (0.17)     (0.08)           --
                                                --------------------------------------------------------------------------------
Redemption fees ...............................                --(c)          --(c)       --         --         --            --
                                                --------------------------------------------------------------------------------
Net asset value, end of period ................ $           14.24       $  14.01     $ 12.40   $  10.48   $  11.66    $    11.12
                                                =================================================================================

Total return(b) ...............................              2.40%         13.45%      19.08%     (8.82)%     5.63%        11.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............. $         159,930       $127,267     $59,600   $ 32,825   $ 23,544    $    3,418

Ratios to average net assets:

 Expenses .....................................              1.26%(d)       1.31%       1.38%      1.42%      1.49%         3.22%(d)

 Expenses net of waiver and payments
  by affiliate ................................              1.26%(d)       1.31%       1.38%      1.42%      1.25%         1.25%(d)

 Net investment income ........................              0.95%(d)       0.59%       0.60%      0.64%      0.99%         2.17%(d)

Portfolio turnover rate .......................             10.56%         21.69%      27.47%     15.33%     29.37%         7.21%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period June 1, 2000 (commencement date) to October 31, 2000.


48 | See notes to financial statements. | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)

                                                --------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 APRIL 30, 2005                      YEAR ENDED OCTOBER 31,
CLASS B                                           (UNAUDITED)               2004        2003       2002        2001      2000(f)
                                                --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........          $  13.85       $  12.29     $ 10.39   $  11.58    $  11.11   $    10.00
                                                --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..............              0.02          (0.01)      (0.01)        --        0.05         0.08

 Net realized and unrealized gains (losses)                  0.26           1.58        1.92      (1.07)       0.49         1.03
                                                --------------------------------------------------------------------------------

Total from investment operations ..............              0.28           1.57        1.91      (1.07)       0.54         1.11
                                                --------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................                --(c)       (0.01)      (0.01)     (0.02)      (0.07)          --

 Net realized gains ...........................             (0.03)            --          --      (0.10)         --           --
                                                --------------------------------------------------------------------------------
Total distributions ...........................             (0.03)         (0.01)      (0.01)     (0.12)      (0.07)          --
                                                --------------------------------------------------------------------------------
Redemption fees ...............................                --(d)          --(d)       --         --          --           --
                                                --------------------------------------------------------------------------------
Net asset value, end of period ................          $  14.10       $  13.85     $ 12.29   $  10.39    $  11.58   $    11.11
                                                ================================================================================

Total return(b) ...............................              2.03%         12.76%      18.35%     (9.38)%      4.87%       11.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............          $ 23,520       $ 21,794     $10,865   $  4,975    $  3,251   $      453

Ratios to average net assets:

 Expenses .....................................              1.91%(e)       1.96%       2.04%      2.07%       2.10%        3.66%(e)

 Expenses net of waiver and payments
  by affiliate ................................              1.91%(e)       1.96%       2.04%      2.07%       1.86%        1.69%(e)

 Net investment income (loss) .................              0.30%(e)      (0.06)%     (0.06)%    (0.01)%      0.38%        1.81%(e)

Portfolio turnover rate .......................             10.56%         21.69%      27.47%     15.33%      29.37%        7.21%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   The fund made a dividend distribution of $0.0024.

(d)   Amount is less than $0.01 per share.

(e)   Annualized.

(f)   For the period June 1, 2000 (commencement date) to October 31, 2000.


                     Semiannual Report | See notes to financial statements. | 49

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)

                                                --------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 APRIL 30, 2005                      YEAR ENDED OCTOBER 31,
CLASS C                                           (UNAUDITED)               2004        2003       2002        2001      2000(e)
                                                --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........          $  13.85       $  12.28     $ 10.39    $11.57     $  11.11   $    10.00
                                                --------------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)(a) ..............              0.02          (0.01)      (0.01)       --         0.05         0.06

 Net realized and unrealized gains (losses)                  0.26           1.58        1.91      (1.07)       0.48         1.05
                                                --------------------------------------------------------------------------------

Total from investment operations ..............              0.28           1.57        1.90      (1.07)       0.53         1.11
                                                --------------------------------------------------------------------------------

Less distributions from:

 Net investment income ........................                --             --       (0.01)     (0.01)      (0.07)          --

 Net realized gains ...........................             (0.03)            --          --      (0.10)         --           --
                                                --------------------------------------------------------------------------------

Total distributions ...........................             (0.03)            --       (0.01)     (0.11)      (0.07)          --
                                                --------------------------------------------------------------------------------

Redemption fees ...............................                --(c)          --(c)       --        --           --           --
                                                --------------------------------------------------------------------------------

Net asset value, end of period ................          $  14.10       $  13.85     $ 12.28    $ 10.39    $  11.57   $    11.11
                                                ================================================================================

Total return(b) ...............................              2.01%         12.78%      18.35%     (9.34)%      4.80%       11.10%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............          $ 62,715       $ 57,966     $32,592    $17,738    $ 10,648   $    1,911

Ratios to average net assets:

 Expenses .....................................              1.91%(d)       1.96%       2.06%      2.04%       2.13%        3.76%(d)

 Expenses net of waiver and payments
  by affiliate ................................              1.91%(d)       1.96%       2.06%      2.04%       1.89%        1.79%(d)

 Net investment income (loss) .................              0.30%(d)      (0.06)%     (0.08)%     0.02%       0.38%        1.44%(d)

Portfolio turnover rate .......................             10.56%         21.69%      27.47%     15.33%      29.37%        7.21%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period June 1, 2000 (commencement date) to October 31, 2000.


50 | See notes to financial statements. | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)

                                                  -----------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                YEAR ENDED OCTOBER 31,
CLASS R                                             (UNAUDITED)             2004            2003      2002(e)
                                                  -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $          13.93       $   12.34      $  10.48    $   10.55
                                                  -----------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................               0.06            0.06          0.05         0.01

 Net realized and unrealized gains (losses) ...               0.26            1.59          1.90        (0.08)
                                                  -----------------------------------------------------------
Total from investment operations ..............               0.32            1.65          1.95        (0.07)
                                                  -----------------------------------------------------------
Less distributions from:

 Net investment income ........................              (0.06)          (0.06)        (0.09)          --

 Net realized gains ...........................              (0.03)             --            --           --
                                                  -----------------------------------------------------------
Total distributions ...........................              (0.09)          (0.06)        (0.09)          --
                                                  -----------------------------------------------------------
Redemption fees ...............................                 --(c)           --(c)         --           --
                                                  -----------------------------------------------------------
Net asset value, end of period ................   $          14.16       $   13.93      $  12.34    $   10.48
                                                  ===========================================================

Total return(b) ...............................               2.23%          13.44%        18.77%       (0.66)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $          5,140       $   3,414      $    826    $      65

Ratios to average net assets:

 Expenses .....................................               1.41%(d)        1.46%         1.54%        1.59%(d)

 Net investment income ........................               0.80%(d)        0.44%         0.44%        0.47%(d)

Portfolio turnover rate .......................              10.56%          21.69%        27.47%       15.33%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge,and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period August 1, 2002 (effective date) to October 31, 2002.


                     Semiannual Report | See notes to financial statements. | 51

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN LARGE CAP VALUE FUND                                                                 SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 86.8%
   COMMUNICATIONS 0.4%
   Verizon Communications Inc. ............................................................        26,000    $       930,800
                                                                                                             ---------------
   CONSUMER NON-DURABLES 8.1%
   H.J. Heinz Co. .........................................................................       205,000          7,554,250
   Kimberly-Clark Corp. ...................................................................        78,000          4,871,100
   Procter & Gamble Co. ...................................................................       145,000          7,851,750
                                                                                                             ---------------
                                                                                                                  20,277,100
                                                                                                             ---------------
   CONSUMER SERVICES 6.9%
   Cendant Corp. ..........................................................................        65,000          1,294,150
   Gannett Co. Inc. .......................................................................       107,000          8,239,000
   McDonald's Corp. .......................................................................       268,000          7,855,080
                                                                                                             ---------------
                                                                                                                  17,388,230
                                                                                                             ---------------
   ELECTRONIC TECHNOLOGY 1.4%
   Hewlett-Packard Co. ....................................................................       166,000          3,398,020
                                                                                                             ---------------
   ENERGY MINERALS 6.5%
   BP PLC, ADR (United Kingdom) ...........................................................       103,200          6,284,880
   ConocoPhillips .........................................................................        48,000          5,032,800
   Occidental Petroleum Corp. .............................................................        73,000          5,037,000
                                                                                                             ---------------
                                                                                                                  16,354,680
                                                                                                             ---------------
   FINANCE/RENTAL/LEASING 4.4%
   Fannie Mae .............................................................................        50,000          2,697,500
   Freddie Mac ............................................................................       137,000          8,428,240
                                                                                                             ---------------
                                                                                                                  11,125,740
                                                                                                             ---------------
   FINANCIAL CONGLOMERATES 3.4%
   Citigroup Inc. .........................................................................       180,000          8,452,800
                                                                                                             ---------------
   HEALTH TECHNOLOGY 4.3%
   Abbott Laboratories ....................................................................        51,000          2,507,160
   Becton Dickinson & Co. .................................................................        78,000          4,564,560
   Pfizer Inc. ............................................................................       139,000          3,776,630
                                                                                                             ---------------
                                                                                                                  10,848,350
                                                                                                             ---------------
   INVESTMENT BANKS/BROKERS 4.0%
   Lehman Brothers Holdings Inc. ..........................................................        72,000          6,603,840
   Morgan Stanley .........................................................................        67,000          3,525,540
                                                                                                             ---------------
                                                                                                                  10,129,380
                                                                                                             ---------------
   INVESTMENT MANAGERS 3.1%
   Mellon Financial Corp. .................................................................       282,000          7,808,580
                                                                                                             ---------------


52 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN LARGE CAP VALUE FUND                                                                 SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   LIFE/HEALTH INSURANCE 2.4%
   MetLife Inc. ...........................................................................       152,000    $     5,912,800
                                                                                                             ---------------
   MAJOR BANKS 6.2%
   Bank of America Corp. ..................................................................       172,000          7,746,880
   Wachovia Corp. .........................................................................       151,000          7,728,180
                                                                                                             ---------------
                                                                                                                  15,475,060
                                                                                                             ---------------
   MULTI-LINE INSURANCE 2.2%
   American International Group Inc. ......................................................       109,900          5,588,415
                                                                                                             ---------------
   PROCESS INDUSTRIES 4.5%
   Georgia-Pacific Corp. ..................................................................       150,000          5,140,500
   Praxair Inc. ...........................................................................       134,000          6,275,220
                                                                                                             ---------------
                                                                                                                  11,415,720
                                                                                                             ---------------
   PRODUCER MANUFACTURING 14.3%
   3M Co. .................................................................................        84,000          6,423,480
   General Electric Co. ...................................................................       198,000          7,167,600
   Illinois Tool Works Inc. ...............................................................        71,000          5,951,220
   Johnson Controls Inc. ..................................................................        96,000          5,267,520
   Masco Corp. ............................................................................       152,000          4,786,480
   United Technologies Corp. ..............................................................        63,000          6,408,360
                                                                                                             ---------------
                                                                                                                  36,004,660
                                                                                                             ---------------
   PROPERTY-CASUALTY INSURANCE 5.9%
   Allstate Corp. .........................................................................       170,000          9,547,200
   Chubb Corp. ............................................................................        64,000          5,233,920
                                                                                                             ---------------
                                                                                                                  14,781,120
                                                                                                             ---------------
   REGIONAL BANKS 2.5%
   U.S. Bancorp ...........................................................................       221,000          6,165,900
                                                                                                             ---------------
   RETAIL TRADE 1.1%
   The TJX Cos. Inc. ......................................................................       126,000          2,853,900
                                                                                                             ---------------
   SAVINGS BANKS 1.1%
   Washington Mutual Inc. .................................................................        70,000          2,892,400
                                                                                                             ---------------
   TECHNOLOGY SERVICES 3.1%
   International Business Machines Corp. ..................................................       101,000          7,714,380
                                                                                                             ---------------
   TRANSPORTATION 1.0%
   Burlington Northern Santa Fe Corp. .....................................................        53,000          2,557,250
                                                                                                             ---------------
   TOTAL COMMON STOCKS (COST $196,225,443).................................................                      218,075,285
                                                                                                             ---------------


                                                          Semiannual Report | 53

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN LARGE CAP VALUE FUND                                                                 SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENT (COST $34,030,551) 13.5%
   MONEY FUND 13.5%
(a)Franklin Institutional Fiduciary Trust Money Market Portfolio ..........................    34,030,551    $    34,030,551
                                                                                                             ---------------
   TOTAL INVESTMENTS (COST $230,255,994) 100.3%............................................                      252,105,836
   OTHER ASSETS, LESS LIABILITIES (0.3)%...................................................                         (800,568)
                                                                                                             ---------------
   NET ASSETS 100.0%.......................................................................                  $   251,305,268
                                                                                                             ===============

SELECTED PORTFOLIO ABBREVIATION:

ADR - American Depository Receipt

(a) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


54 | See notes to financial statements. | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND

                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                      YEAR ENDED OCTOBER 31,
CLASS A                                             (UNAUDITED)          2004           2003         2002         2001       2000
                                                  -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........      $   34.48      $   30.41     $    24.09    $   24.64    $   18.88   $  18.41
                                                  -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..............           0.07           0.05          (0.04)       (0.01)        0.11       0.04

 Net realized and unrealized gains (losses) ...           2.29           4.65           7.80         0.68         6.37       1.90
                                                  -------------------------------------------------------------------------------
Total from investment operations ..............           2.36           4.70           7.76         0.67         6.48       1.94
                                                  -------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................          (0.05)            --             --        (0.08)       (0.09)        --

 Net realized gains ...........................          (1.78)         (0.63)         (1.44)       (1.14)       (0.63)     (1.47)
                                                  -------------------------------------------------------------------------------
Total distributions ...........................          (1.83)         (0.63)         (1.44)       (1.22)       (0.72)     (1.47)
                                                  -------------------------------------------------------------------------------

Redemption fees ...............................             --(c)          --(c)          --           --           --         --
                                                  -------------------------------------------------------------------------------
Net asset value, end of period ................      $   35.01      $   34.48     $    30.41    $   24.09    $   24.64   $  18.88
                                                  ===============================================================================

Total return(b) ...............................           6.87%         15.64%         33.90%        2.77%       35.80%     11.53%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............      $ 426,433      $ 418,464     $  310,995    $ 230,562    $ 268,969   $ 95,894

Ratios to average net assets:

 Expenses .....................................           1.10%(d)       1.12%          1.23%        1.18%        1.19%      1.38%

 Net investment income (loss) .................           0.39%(d)       0.13%         (0.16)%      (0.02)%       0.46%      0.23%

Portfolio turnover rate .......................           2.85%         11.38%         13.35%       28.35%       23.62%      8.52%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 55

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN MICROCAP VALUE FUND                                                              SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 73.6%
       COMMERCIAL SERVICES 1.7%
       Courier Corp. ......................................................................       150,000    $     7,317,000
                                                                                                             ---------------
       COMMUNICATIONS 1.6%
       Atlantic Tele-Network Inc. .........................................................       225,000          6,862,500
                                                                                                             ---------------
       CONSUMER DURABLES 5.5%
       Allen Organ Co., B .................................................................        94,800          4,934,340
    (a)Baldwin Piano & Organ Co. ..........................................................           100                 --
       Bassett Furniture Industries Inc. ..................................................       105,600          2,073,984
    (a)Cavalier Homes Inc. ................................................................       700,000          2,905,000
    (a)Chromcraft Revington Inc. ..........................................................       200,000          2,470,000
    (a)Dixie Group Inc. ...................................................................       405,000          6,075,000
       Flexsteel Industries Inc. ..........................................................        60,000            882,480
    (a)National R.V. Holdings Inc. ........................................................       261,700          2,501,852
(a),(b)Rockford Corp. .....................................................................       575,000          1,667,500
                                                                                                             ---------------
                                                                                                                  23,510,156
                                                                                                             ---------------
       CONSUMER NON-DURABLES 10.2%
       American Italian Pasta Co., A ......................................................        28,700            679,042
       Brown Shoe Co. Inc. ................................................................       165,000          5,098,500
    (b)Delta Apparel Inc. .................................................................       340,000          8,993,000
       DIMON Inc. .........................................................................       640,000          3,808,000
    (b)Haggar Corp. .......................................................................       420,000          8,148,000
(a),(b)Seneca Foods Corp., A ..............................................................       256,600          4,516,160
(a),(b)Seneca Foods Corp., B ..............................................................       121,500          2,049,705
       Standard Commercial Corp. ..........................................................       350,000          6,107,500
       Tandy Brands Accessories Inc. ......................................................       300,000          4,185,000
                                                                                                             ---------------
                                                                                                                  43,584,907
                                                                                                             ---------------
       DISTRIBUTION SERVICES 1.8%
    (b)D & K Healthcare Resources Inc. ....................................................       750,000          5,812,500
    (a)GTSI Corp. .........................................................................       203,100          1,872,582
                                                                                                             ---------------
                                                                                                                   7,685,082
                                                                                                             ---------------
       ELECTRONIC TECHNOLOGY 1.5%
    (b)Espey Manufacturing & Electronics Corp. ............................................        78,000          1,950,000
    (a)Ladish Co. Inc. ....................................................................        70,000            843,500
       Printronix Inc. ....................................................................       130,000          1,820,000
       Sparton Corp. ......................................................................       188,657          1,848,838
                                                                                                             ---------------
                                                                                                                   6,462,338
                                                                                                             ---------------
       HEALTH SERVICES 1.5%
       Healthcare Services Group Inc. .....................................................       260,400          6,575,100
                                                                                                             ---------------
       INDUSTRIAL SERVICES 4.2%
    (b)Ecology & Environment Inc., A ......................................................       215,000          1,348,050
    (a)Exponent Inc. ......................................................................       100,000          2,383,000
    (a)Layne Christensen Co. ..............................................................       450,000          6,975,000
(a),(c)Matrix Service Co. .................................................................       587,000          2,283,430


56 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN MICROCAP VALUE FUND                                                              SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       INDUSTRIAL SERVICES (CONT.)
    (a)Petroleum Helicopters, Inc. ........................................................        17,600    $       510,400
    (a)Petroleum Helicopters, Inc., non-voting ............................................       153,000          4,437,000
                                                                                                             ---------------
                                                                                                                  17,936,880
                                                                                                             ---------------
       NON-ENERGY MINERALS 2.9%
    (a)Aleris International Inc. ..........................................................       430,300          9,234,238
(a),(b)Continental Materials Corp. ........................................................        99,500          3,024,800
                                                                                                             ---------------
                                                                                                                  12,259,038
                                                                                                             ---------------
       PROCESS INDUSTRIES 2.7%
(a),(b)American Pacific Corp. .............................................................       659,000          5,140,200
    (a)Mercer International Inc. (Germany) ................................................       761,400          6,296,778
                                                                                                             ---------------
                                                                                                                  11,436,978
                                                                                                             ---------------
       PRODUCER MANUFACTURING 17.1%
       Alamo Group Inc. ...................................................................        45,000            861,750
       Central Steel & Wire Co. ...........................................................         3,740          2,150,500
       CIRCOR International Inc. ..........................................................       247,500          5,892,975
(a),(b)Gehl Co. ...........................................................................       420,000         12,054,000
       Gibraltar Industries Inc. ..........................................................       357,000          7,500,570
    (b)Hardinge Inc. ......................................................................       925,600         13,745,160
    (a)Insteel Industries Inc. ............................................................       229,400          2,181,594
(a),(b)Nashua Corp. .......................................................................       475,000          4,455,500
    (a)Northwest Pipe Co. .................................................................       333,000          7,659,000
    (a)Powell Industries Inc. .............................................................        23,900            432,351
    (a)RTI International Metals Inc. ......................................................       561,500         12,628,135
       Smith Investment Co. ...............................................................        42,400          1,982,200
    (a)TransPro Inc. ......................................................................       193,700          1,278,420
                                                                                                             ---------------
                                                                                                                  72,822,155
                                                                                                             ---------------
       PROPERTY-CASUALTY INSURANCE 4.9%
(a),(b)ACMAT Corp., A .....................................................................       392,800          5,106,400
       Baldwin & Lyons Inc., B ............................................................       153,875          3,839,181
    (a)Mercer Insurance Group Inc. ........................................................        20,000            260,000
    (b)Merchants Group Inc. ...............................................................       190,000          4,951,400
       Safety Insurance Group Inc. ........................................................        95,000          2,699,900
    (a)United America Indemnity Ltd. ......................................................       217,168          3,913,368
                                                                                                             ---------------
                                                                                                                  20,770,249
                                                                                                             ---------------
       REAL ESTATE DEVELOPMENT 2.5%
       Bresler & Reiner Inc. ..............................................................       178,000          5,295,500
       Case Pomeroy & Co. Inc., A .........................................................           220            280,500
       Case Pomeroy & Co. Inc., cvt., B ...................................................           533            546,325
    (a)Griffin Land & Nurseries Inc. ......................................................       173,000          4,435,720
                                                                                                             ---------------
                                                                                                                  10,558,045
                                                                                                             ---------------


                                                          Semiannual Report | 57

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN MICROCAP VALUE FUND                                                             SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       REAL ESTATE INVESTMENT TRUSTS 1.6%
       Arbor Realty Trust Inc. ............................................................       270,000    $     6,615,000
                                                                                                             ---------------
       REGIONAL BANKS 0.1%
       First Commonwealth Financial Corp. .................................................        36,656            482,393
                                                                                                             ---------------
       RETAIL TRADE 5.0%
(a),(b)Duckwall-ALCO Stores Inc. ..........................................................       330,000          6,332,700
(a),(b)Fresh Brands Inc. ..................................................................       900,000          5,634,000
(a),(b)S&K Famous Brands Inc. .............................................................       260,000          4,160,000
    (b)Village Super Market Inc., A .......................................................       115,175          5,136,805
                                                                                                             ---------------
                                                                                                                  21,263,505
                                                                                                             ---------------
       SAVINGS BANKS 3.2%
       Beverly Hills Bancorp Inc. .........................................................       700,000          7,308,000
       First Defiance Financial Corp. .....................................................       235,000          6,516,550
                                                                                                             ---------------
                                                                                                                  13,824,550
                                                                                                             ---------------
       TRANSPORTATION 3.6%
    (a)Crowley Maritime Corp. .............................................................         2,342          2,986,050
(a),(b)International Shipholding Corp. ....................................................       480,000          7,488,000
       OMI Corp. ..........................................................................       120,000          2,182,800
       Providence & Worchester Railroad Co. ...............................................       205,000          2,792,100
                                                                                                             ---------------
                                                                                                                  15,448,950
                                                                                                             ---------------
       UTILITIES 2.0%
       Central Vermont Public Service Corp. ...............................................        70,000          1,477,700
       Green Mountain Power Corp. .........................................................       201,700          6,020,745
       Maine & Maritimes Corp. ............................................................        27,100            684,004
    (a)SEMCO Energy Inc. ..................................................................        90,000            471,600
                                                                                                             ---------------
                                                                                                                   8,654,049
                                                                                                             ---------------
       TOTAL COMMON STOCKS (COST $190,507,160).............................................                      314,068,875
                                                                                                             ---------------
       CONVERTIBLE PREFERRED STOCKS 1.2%
       CONSUMER NON-DURABLES 1.2%
(a),(b)Seneca Foods Corp., cvt. participating pfd. ........................................       200,000          3,475,000
(a),(b)Seneca Foods Corp., cvt. participating pfd., Series 2003 ...........................       100,000          1,760,000
                                                                                                             ---------------
       TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,929,008)................................                        5,235,000
                                                                                                             ---------------

                                                                                             ------------
                                                                                              PRINCIPAL
                                                                                                AMOUNT
                                                                                             ------------
       CONVERTIBLE BOND (COST $7,000,000) 1.9%
       PROCESS INDUSTRIES 1.9%
       Mercer International Inc., cvt., senior sub. note, 144A, 8.50%, 10/15/10 (Germany) .  $  7,000,000          8,029,700
                                                                                                             ---------------
       TOTAL LONG TERM INVESTMENTS (COST $202,436,168).....................................                      327,333,575
                                                                                                             ---------------


58 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN MICROCAP VALUE FUND                                                             SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
       SHORT TERM INVESTMENTS 24.1%
       MONEY FUND (COST $100,456,119) 23.6%
    (d)Franklin Institutional Fiduciary Trust Money Market Portfolio ......................   100,456,119    $   100,456,119
                                                                                                             ---------------

                                                                                             ------------
                                                                                              PRINCIPAL
                                                                                                AMOUNT
                                                                                             ------------

       REPURCHASE AGREEMENT (COST $2,075,000) 0.5%
(e),(f)Citigroup Global Markets Inc., 2.97%, 5/02/05, (Maturity Value $2,075,514)
        Collateralized by (g)U.S. Government Agency Discount Notes, 5/27/05 - 8/01/05 .....  $  2,075,000          2,075,000
                                                                                                             ---------------
       TOTAL INVESTMENTS (COST $304,967,287) 100.8% .......................................                      429,864,694
       OTHER ASSETS, LESS LIABILITIES (0.8)% ..............................................                       (3,432,172)
                                                                                                             ---------------
       NET ASSETS 100.0% ..................................................................                  $   426,432,522
                                                                                                             ===============

(a)   Non-income producing.

(b)   See Note 8 regarding holdings of 5% voting securities.

(c)   A portion or all of the security is on loan as of 4/30/05. See Note 1(e).

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

(e)   See Note 1(c) regarding repurchase agreement.

(f) Investments from cash collateral received for loaned securities. See Note 1(e).

(g) A portion or all of the security is traded on a discount basis with no stated coupon rate.


                     Semiannual Report | See notes to financial statements. | 59

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED
                                                   APRIL 30,
                                                     2005                              YEAR ENDED OCTOBER 31,
CLASS A                                           (UNAUDITED)             2004         2003          2002         2001       2000
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $     34.37      $     28.19    $   22.15     $   22.49    $   20.86    $  17.30
                                                  --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..............          0.12             0.30        (0.02)         0.02         0.09        0.03

 Net realized and unrealized gains (losses) ...          1.74             5.88         6.06         (0.33)        1.59        3.53
                                                  --------------------------------------------------------------------------------
Total from investment operations ..............          1.86             6.18         6.04         (0.31)        1.68        3.56
                                                  --------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................         (0.26)              --           --            --        (0.05)         --

 Tax return of capital ........................            --               --           --         (0.03)          --          --
                                                  --------------------------------------------------------------------------------
Total distributions ...........................         (0.26)              --           --         (0.03)       (0.05)         --
                                                  --------------------------------------------------------------------------------
Redemption fees ...............................            --(c)            --(c)        --            --           --          --
                                                  --------------------------------------------------------------------------------
Net asset value, end of period ................   $     35.97      $     34.37    $   28.19     $   22.15    $   22.49    $  20.86
                                                  ================================================================================

Total return(b) ...............................          5.39%           21.92%       27.27%        (1.41)%       8.06%      20.72%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $   377,547      $   296,000    $ 200,181     $ 140,202    $  95,029    $ 64,513

Ratios to average net assets:

 Expenses .....................................          1.26%(d)         1.35%        1.44%         1.37%        1.36%       1.58%

 Net investment income (loss) .................          0.65%(d)         0.95%       (0.07)%        0.09%        0.37%       0.16%

Portfolio turnover rate .......................          6.53%           17.38%       14.14%        12.74%       43.33%      44.99%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


60 | See notes to financial statements. | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED
                                                   APRIL 30,
                                                     2005                              YEAR ENDED OCTOBER 31,
CLASS B                                           (UNAUDITED)             2004         2003          2002         2001        2000
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $  33.20         $     27.41    $   21.67     $   22.13    $   20.61    $  17.21
                                                  --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..............         --(c)             0.09        (0.17)        (0.14)       (0.07)      (0.09)

 Net realized and unrealized gains (losses) ...       1.68                5.70         5.91         (0.32)        1.59        3.49
                                                  --------------------------------------------------------------------------------

Total from investment operations ..............       1.68                5.79         5.74         (0.46)        1.52        3.40
                                                  --------------------------------------------------------------------------------

Less distributions from net investment income .      (0.08)                 --           --            --           --(f)       --
                                                  --------------------------------------------------------------------------------

Redemption fees ...............................         --(c)               --(c)        --            --           --          --
                                                  --------------------------------------------------------------------------------

Net asset value, end of period ................   $  34.80         $     33.20    $   27.41     $   21.67    $   22.13    $  20.61
                                                  ================================================================================

Total return(b) ...............................       5.05%              21.12%       26.49%        (2.08)%       7.38%      19.97%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $ 72,710         $    65,551    $  47,551     $  29,535    $  11,220    $  2,747

Ratios to average net assets:

 Expenses .....................................       1.91%(d)            2.00%        2.09%         2.02%        2.02%       2.22%

 Net investment income (loss) .................      0.00%(d),(e)         0.30%       (0.72)%       (0.56)%      (0.32)%     (0.47)%

Portfolio turnover rate .......................       6.53%              17.38%       14.14%        12.74%       43.33%      44.99%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   Rounds to less than 0.05% of average net assets.

(f)   The Fund made a dividend distribution of $0.002.


                     Semiannual Report | See notes to financial statements. | 61

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED
                                                   APRIL 30,
                                                     2005                              YEAR ENDED OCTOBER 31,
CLASS C                                           (UNAUDITED)             2004          2003         2002         2001        2000
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $   32.86          $   27.13     $   21.46    $   21.90    $   20.40    $  17.03
                                                  --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..............          --(c)            0.08         (0.17)       (0.13)       (0.07)      (0.09)

 Net realized and unrealized gains (losses) ...        1.66               5.65          5.84        (0.31)        1.57        3.46
                                                  --------------------------------------------------------------------------------

Total from investment operations ..............        1.66               5.73          5.67        (0.44)        1.50        3.37
                                                  --------------------------------------------------------------------------------

Less distributions from net investment income .       (0.06)                --            --           --           --          --
                                                  --------------------------------------------------------------------------------

Redemption fees ...............................          --(c)              --(c)         --           --           --          --
                                                  --------------------------------------------------------------------------------

Net asset value, end of period ................   $   34.46          $   32.86     $   27.13    $   21.46    $   21.90    $  20.40
                                                  ================================================================================

Total return(b) ...............................        5.06%             21.12%        26.42%       (2.01)%       7.35%      19.93%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $ 159,329          $ 136,805     $ 109,353    $  81,186    $  51,313    $ 28,555

Ratios to average net assets:

 Expenses .....................................        1.91%(d)           2.00%         2.10%        1.99%        2.01%       2.24%

 Net investment income (loss) .................        0.00%(d),(e)       0.30%        (0.73)%      (0.53)%      (0.29)%     (0.51)%

Portfolio turnover rate .......................        6.53%             17.38%        14.14%       12.74%       43.33%      44.99%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   Rounds to less than 0.05% of average net assets.



62 | See notes to financial statements. | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                 --------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  APRIL 30, 2005           YEAR ENDED OCTOBER 31,
CLASS R                                            (UNAUDITED)          2004           2003       2002(e)
                                                 --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........  $    34.24       $    28.13     $    22.14    $    23.34
                                                 --------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..............        0.09             0.31          (0.07)        (0.04)

 Net realized and unrealized gains (losses) ...        1.74             5.80           6.06         (1.16)
                                                 --------------------------------------------------------
Total from investment operations ..............        1.83             6.11           5.99         (1.20)
                                                 --------------------------------------------------------
Less distributions from net investment income .       (0.25)              --             --            --
                                                 --------------------------------------------------------
Redemption fees ...............................          --(c)            --(c)          --            --
                                                 --------------------------------------------------------
Net asset value, end of period ................  $    35.82       $    34.24     $    28.13    $    22.14
                                                 ========================================================

Total return(b) ...............................        5.27%           21.72%         27.06%        (5.14)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............  $   31,481       $   24,951     $    6,914    $    1,097

Ratios to average net assets:

 Expenses .....................................        1.41%(d)         1.50%          1.59%         1.52%(d)

 Net investment income (loss) .................        0.50%(d)         0.80%         (0.22)%       (0.06)%(d)

Portfolio turnover rate .......................        6.53%           17.38%         14.14%        12.74%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period August 1, 2002 (effective date) to October 31, 2002.


                     Semiannual Report | See notes to financial statements. | 63

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  APRIL 30, 2005                       YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                      (UNAUDITED)         2004           2003         2002          2001         2000
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........  $    35.21      $    28.78     $    22.53   $    22.82    $    21.13   $    17.46
                                                 ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................        0.19            0.44           0.07         0.10          0.17         0.09

 Net realized and unrealized gains (losses) ...        1.78            5.99           6.18        (0.34)         1.62         3.58
                                                 ---------------------------------------------------------------------------------
Total from investment operations ..............        1.97            6.43           6.25        (0.24)         1.79         3.67
                                                 ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................       (0.36)             --             --           --         (0.10)          --

 Tax return of capital ........................          --              --             --        (0.05)           --           --
                                                 ---------------------------------------------------------------------------------
Total distributions ...........................       (0.36)             --             --        (0.05)        (0.10)          --
                                                 ---------------------------------------------------------------------------------
Redemption fees ...............................          --(c)           --(c)          --           --            --           --
                                                 ---------------------------------------------------------------------------------
Net asset value, end of period ................  $    36.82      $    35.21     $    28.78   $    22.53    $    22.82   $    21.13
                                                 =================================================================================

Total return(b) ...............................        5.55%          22.34%         27.74%       (1.07)%        8.43%       21.16%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............  $   30,851      $   26,701     $   13,089   $    9,586    $    4,622   $    3,848

Ratios to average net assets:

 Expenses .....................................        0.91%(d)        1.00%          1.09%        1.02%         1.02%        1.24%

 Net investment income ........................        1.00%(d)        1.30%          0.28%        0.44%         0.70%        0.49%

Portfolio turnover rate .......................        6.53%          17.38%         14.14%       12.74%        43.33%       44.99%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


64 | See notes to financial statements. | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL CAP VALUE FUND                                                            SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 89.8%
       COMMERCIAL SERVICES 0.3%
       ABM Industries Inc. ................................................................        90,000    $     1,635,300
       National Financial Partners Corp. ..................................................         2,100             80,304
                                                                                                             ---------------
                                                                                                                   1,715,604
                                                                                                             ---------------
       CONSUMER DURABLES 7.7%
       Bassett Furniture Industries Inc. ..................................................       114,000          2,238,960
       Briggs & Stratton Corp. ............................................................       277,400          8,979,438
       D.R. Horton Inc. ...................................................................        75,000          2,287,500
       Ethan Allen Interiors Inc. .........................................................       141,000          4,248,330
       Hooker Furniture Corp. .............................................................       181,500          3,031,050
       La-Z-Boy Inc. ......................................................................       388,500          4,599,840
       M/I Homes Inc. .....................................................................       145,200          6,635,640
       Monaco Coach Corp. .................................................................       410,000          5,813,800
       Russ Berrie & Co. Inc. .............................................................       360,000          4,654,800
       Thor Industries Inc. ...............................................................       340,000          9,163,000
                                                                                                             ---------------
                                                                                                                  51,652,358
                                                                                                             ---------------
       CONSUMER NON-DURABLES 4.9%
       Brown Shoe Co. Inc. ................................................................       260,000          8,034,000
       Lancaster Colony Corp. .............................................................        60,000          2,493,600
    (a)NBTY Inc. ..........................................................................       305,000          6,502,600
       Oshkosh B'Gosh Inc., A .............................................................       150,000          3,952,500
       Russell Corp. ......................................................................       190,000          3,326,900
       Standard Commercial Corp. ..........................................................       129,000          2,251,050
    (a)Timberland Co., A ..................................................................        90,500          6,249,025
                                                                                                             ---------------
                                                                                                                  32,809,675
                                                                                                             ---------------
       CONSUMER SERVICES 2.6%
    (a)Aztar Corp. ........................................................................       283,300          7,736,923
       Intrawest Corp. (Canada) ...........................................................       245,000          4,934,300
    (a)La Quinta Corp. ....................................................................       537,700          4,677,990
                                                                                                             ---------------
                                                                                                                  17,349,213
                                                                                                             ---------------
       ELECTRONIC TECHNOLOGY 3.2%
    (a)Avocent Corp. ......................................................................       201,800          5,073,252
       Cohu Inc. ..........................................................................       275,000          4,908,750
       Diebold Inc. .......................................................................        95,000          4,595,150
(a),(b)OmniVision Technologies Inc. .......................................................       502,500          7,035,000
                                                                                                             ---------------
                                                                                                                  21,612,152
                                                                                                             ---------------
       ENERGY MINERALS 5.1%
       Arch Coal Inc. .....................................................................       200,000          8,868,000
       Consol Energy Inc. .................................................................       218,000          9,426,320
       Holly Corp. ........................................................................        37,600          1,288,552
       Peabody Energy Corp. ...............................................................       258,600         11,318,922
       Pioneer Natural Resources Co. ......................................................        90,000          3,659,400
                                                                                                             ---------------
                                                                                                                  34,561,194
                                                                                                             ---------------


                                                          Semiannual Report | 65

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL CAP VALUE FUND                                                            SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       FINANCE/RENTAL/LEASING 0.7%
    (a)Dollar Thirfty Automotive Group Inc. ...............................................       140,000    $     4,739,000
                                                                                                             ---------------
       HEALTH SERVICES 1.5%
    (a)Pharmaceutical Product Development Inc. ............................................       215,000          9,756,700
                                                                                                             ---------------
       HEALTH TECHNOLOGY 1.9%
    (a)STERIS Corp. .......................................................................       311,300          7,371,584
       West Pharmaceutical Services Inc. ..................................................       218,000          5,742,120
                                                                                                             ---------------
                                                                                                                  13,113,704
                                                                                                             ---------------
       INDUSTRIAL SERVICES 6.3%
    (a)Atwood Oceanics Inc. ...............................................................        52,500          2,996,175
    (a)EMCOR Group Inc. ...................................................................        93,000          4,155,240
       ENSCO International Inc. ...........................................................        69,000          2,249,400
    (a)Global Industries Ltd. .............................................................       560,000          5,398,400
    (a)Lone Star Technologies Inc. ........................................................       215,000          8,372,100
    (a)Offshore Logistics Inc. ............................................................       144,400          4,183,268
    (a)Oil States International Inc. ......................................................       240,000          4,874,400
       Rowan Cos. Inc. ....................................................................       267,800          7,104,734
    (a)Shaw Group Inc. ....................................................................       169,000          3,053,830
                                                                                                             ---------------
                                                                                                                  42,387,547
                                                                                                             ---------------
       INSURANCE BROKERS/SERVICES 0.9%
       Arthur J. Gallagher & Co. ..........................................................       215,000          5,985,600
                                                                                                             ---------------
       LIFE/HEALTH INSURANCE 2.1%
       American National Insurance Co. ....................................................        56,800          5,827,680
       Presidential Life Corp. ............................................................        99,340          1,441,424
       Protective Life Corp. ..............................................................        82,500          3,154,800
       StanCorp Financial Group Inc. ......................................................        45,000          3,443,400
                                                                                                             ---------------
                                                                                                                  13,867,304
                                                                                                             ---------------
       NON-ENERGY MINERALS 3.0%
       Reliance Steel & Aluminum Co. ......................................................       230,600          8,700,538
       Steel Dynamics Inc. ................................................................       245,300          6,667,254
       United States Steel Corp. ..........................................................       114,400          4,891,744
                                                                                                             ---------------
                                                                                                                  20,259,536
                                                                                                             ---------------
       PROCESS INDUSTRIES 7.2%
       AptarGroup Inc. ....................................................................       126,000          6,076,980
       Bunge Ltd. .........................................................................       203,000         11,530,400
       Cabot Corp. ........................................................................       278,800          8,517,340
       Glatfelter .........................................................................       173,800          2,073,434
    (a)Mercer International Inc. (Germany) ................................................       465,000          3,845,550
       Mine Safety Appliances Co. .........................................................        18,200            649,740
       Myers Industries Inc. ..............................................................         6,100             58,621
       RPM International Inc. .............................................................       580,000         10,005,000
       Westlake Chemical Corp. ............................................................       222,500          5,840,625
                                                                                                             ---------------
                                                                                                                  48,597,690
                                                                                                             ---------------


66 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL CAP VALUE FUND                                                            SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       PRODUCER MANUFACTURING 18.5%
       A.O. Smith Corp. ...................................................................       115,500    $     3,291,750
       American Woodmark Corp. ............................................................        12,800            407,552
       Apogee Enterprises Inc. ............................................................       375,000          4,830,000
       Carlisle Cos. Inc. .................................................................        42,500          3,052,350
       CIRCOR International Inc. ..........................................................       250,000          5,952,500
       CNH Global NV (Netherlands) ........................................................       174,000          3,125,040
    (a)Genlyte Group Inc. .................................................................        60,000          4,760,400
       Gibraltar Industries Inc. ..........................................................       245,000          5,147,450
       Graco Inc. .........................................................................       225,000          7,598,250
       JLG Industries Inc. ................................................................       237,400          4,838,212
       Kennametal Inc. ....................................................................       209,900          9,508,470
    (a)Mettler-Toledo International Inc. (Switzerland) ....................................       165,000          7,565,250
       Mueller Industries Inc. ............................................................       369,000          9,557,100
    (a)Powell Industries Inc. .............................................................       107,900          1,951,911
       Roper Industries Inc. ..............................................................       150,000         10,150,500
       Stewart & Stevenson Services Inc. ..................................................        60,000          1,440,000
       Superior Industries International Inc. .............................................       282,000          5,733,060
       Teleflex Inc. ......................................................................       125,000          6,683,750
       Thomas Industries Inc. .............................................................        80,000          3,157,600
       Timken Co. .........................................................................        69,600          1,728,864
       Wabash National Corp. ..............................................................       225,000          5,737,500
       Watts Water Technologies Inc., A ...................................................       149,800          4,681,250
       York International Corp. ...........................................................       335,100         13,112,463
                                                                                                             ---------------
                                                                                                                 124,011,222
                                                                                                             ---------------
       PROPERTY-CASUALTY INSURANCE 5.4%
       Aspen Insurance Holdings Ltd. ......................................................       319,800          8,730,540
       Harleysville Group Inc. ............................................................        25,000            519,750
       IPC Holdings Ltd. ..................................................................       242,500          9,125,275
       Montpelier Re Holdings Ltd. (Bermuda) ..............................................       340,200         11,291,238
       RLI Corp. ..........................................................................       162,100          6,954,090
                                                                                                             ---------------
                                                                                                                  36,620,893
                                                                                                             ---------------
       REAL ESTATE INVESTMENT TRUSTS 0.9%
       Arbor Realty Trust Inc. ............................................................       253,500          6,210,750
                                                                                                             ---------------
       REGIONAL BANKS 1.0%
       Chemical Financial Corp. ...........................................................         3,255             97,520
       Hancock Holding Co. ................................................................        43,400          1,294,188
       Peoples Bancorp Inc. ...............................................................       194,700          5,052,465
                                                                                                             ---------------
                                                                                                                   6,444,173
                                                                                                             ---------------
       RETAIL TRADE 9.1%
       American Eagle Outfitters Inc. .....................................................        60,000          1,573,200
       Casey's General Stores Inc. ........................................................       266,805          4,503,668
       Christopher & Banks Corp. ..........................................................       365,000          5,701,300


                                                          Semiannual Report | 67

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL CAP VALUE FUND                                                            SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       RETAIL TRADE (CONT.)
       Dillards Inc., A ...................................................................       227,000    $     5,282,290
    (a)Gymboree Corp. .....................................................................       354,500          4,051,935
    (a)Hot Topic Inc. .....................................................................       299,300          5,983,007
    (a)Linens `n Things Inc. ..............................................................       165,000          3,849,450
    (a)The Men's Wearhouse Inc. ...........................................................       206,000          8,501,620
       Pier 1 Imports Inc. ................................................................       461,500          6,700,980
       Regis Corp. ........................................................................       140,000          5,002,200
    (a)West Marine Inc. ...................................................................       530,000          8,665,500
    (a)Zale Corp. .........................................................................        46,200          1,248,786
                                                                                                             ---------------
                                                                                                                  61,063,936
                                                                                                             ---------------
       SAVINGS BANKS 0.3%
       First Indiana Corp. ................................................................        95,000          2,356,000
                                                                                                             ---------------
       SPECIALTY INSURANCE 0.3%
       The PMI Group Inc. .................................................................        60,000          2,109,600
                                                                                                             ---------------
       TECHNOLOGY SERVICES 1.1%
       Reynolds & Reynolds Co., A .........................................................       279,600          7,373,052
                                                                                                             ---------------
       TRANSPORTATION 4.9%
    (a)Kansas City Southern ...............................................................       272,400          5,153,808
       OMI Corp. ..........................................................................       227,100          4,130,949
       Overseas Shipholding Group Inc. ....................................................        76,300          4,305,609
       SkyWest Inc. .......................................................................       465,000          8,407,200
       Teekay Shipping Corp. (Bahamas) ....................................................       189,000          7,926,660
       Tidewater Inc. .....................................................................        90,000          3,102,300
                                                                                                             ---------------
                                                                                                                  33,026,526
                                                                                                             ---------------
       UTILITIES 0.9%
    (a)Sierra Pacific Resources Co. .......................................................       540,700          5,850,374
                                                                                                             ---------------
       TOTAL COMMON STOCKS (COST $471,884,447).............................................                      603,473,803
                                                                                                             ---------------

                                                                                             ------------
                                                                                              PRINCIPAL
                                                                                                AMOUNT
                                                                                             ------------

       BOND (COST $1,299,953) 0.2%
       PRODUCER MANUFACTURING 0.2%
       Mueller Industries Inc., 6.00%, 11/01/14 ...........................................  $  1,319,000          1,286,025
                                                                                                             ---------------
       TOTAL LONG TERM INVESTMENTS (COST $473,184,400).....................................                      604,759,828
                                                                                                             ---------------

                                                                                             ------------
                                                                                                SHARES
                                                                                             ------------

       SHORT TERM INVESTMENTS 10.4%
       MONEY FUND (COST $67,527,906) 10.1%
    (c)Franklin Institutional Fiduciary Trust Money Market Portfolio ......................    67,527,906         67,527,906
                                                                                                             ---------------


68 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

----------------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
       FRANKLIN SMALL CAP VALUE FUND                                                            AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------
       REPURCHASE AGREEMENTS 0.3%
(d),(e)Barclays Capital Inc., 2.94%, 5/02/05 (Maturity Value $500,123)
         Collateralized by U.S. Government Agency Securities, 1.30 - 7.625%,
          5/13/05 - 7/15/32;
           (f)U.S. Government Agency Discount Notes, 5/02/05 - 1/18/06.....................  $    500,000    $       500,000
(d),(e)Goldman, Sachs & Co., 2.97%, 5/02/05 (Maturity Value $500,124)
         Collateralized by U.S. Government Agency Securities, 3.236 - 8.00%,
          3/01/09 - 5/01/35;
           (f)U.S. Government Agency Discount Note, 11/15/06...............................       500,000            500,000
(d),(e)J. P. Morgan Securities Inc., 2.97%, 5/02/05 (Maturity Value $500,124)
         Collateralized by U.S. Government Agency Securities, 3.732 - 5.642%,
           1/01/32 - 5/01/35 ..............................................................       500,000            500,000
(d),(e)Merrill Lynch Government Securities Inc., 2.94%, 5/02/05 (Maturity Value $250,061)
         Collateralized by U.S. Government Agency Securities, 1.45 - 7.415%,
          5/17/05 - 4/28/25;
           (f)U.S. Government Agency Discount Notes, 5/04/05 - 5/15/30.....................       250,000            250,000
(d),(e)Morgan Stanley & Co. Inc., 2.97%, 5/02/05 (Maturity Value $425,105)
         Collateralized by U.S. Government Agency Securities, 4.00 - 6.50%,
          5/01/14 - 5/01/35 ................................................................      425,000            425,000
                                                                                                             ---------------
       TOTAL REPURCHASE AGREEMENTS (COST $2,175,000).......................................                        2,175,000
                                                                                                             ---------------
       TOTAL INVESTMENTS (COST $542,887,306) 100.4%........................................                      674,462,734
       OTHER ASSETS, LESS LIABILITIES (0.4)%...............................................                       (2,545,607)
                                                                                                             ---------------
       NET ASSETS 100.0%...................................................................                  $   671,917,127
                                                                                                             ===============

(a)   Non-income producing.

(b)   A portion or all of the security is on loan as of 4/30/05. See Note 1(e).

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

(d) Investments from cash collateral received for loaned securities. See Note 1(e).

(e)   See Note 1(c) regarding repurchase agreements.

(f) A portion or all of the security is traded on a discount basis with no stated coupon rate.


                     Semiannual Report | See notes to financial statements. | 69

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2005 (unaudited)

                                                         ------------------------------------------------------------
                                                            FRANKLIN         FRANKLIN      FRANKLIN       FRANKLIN
                                                          BALANCE SHEET     LARGE CAP      MICROCAP       SMALL CAP
                                                         INVESTMENT FUND    VALUE FUND    VALUE FUND     VALUE FUND
                                                         ------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .........................  $ 1,921,876,923  $ 196,225,443  $ 120,154,084  $ 473,184,400
  Cost - Non-controlled affiliated issuers (Note 8) ...      171,198,708             --     82,282,084             --
  Cost - Sweep Money Fund (Note 7) ....................      164,801,923     34,030,551    100,456,119     67,527,906
  Cost - Repurchase agreements ........................      711,097,952             --      2,075,000      2,175,000
                                                         ------------------------------------------------------------
  Total cost of investments ...........................  $ 2,968,975,506  $ 230,255,994  $ 304,967,287  $ 542,887,306
                                                         ============================================================
  Value - Unaffiliated issuers(a) .....................  $ 3,242,970,427  $ 218,075,285  $ 210,384,695  $ 604,759,828
  Value - Non-controlled affiliated issuers (Note 8) ..      237,247,926             --    116,948,880             --
  Value - Sweep Money Fund (Note 7) ...................      164,801,923     34,030,551    100,456,119     67,527,906
  Value - Repurchase agreements .......................      711,097,952             --      2,075,000      2,175,000
                                                         ------------------------------------------------------------
  Total value of investments ..........................    4,356,118,228    252,105,836    429,864,694    674,462,734
 Receivables:
  Investment securities sold ..........................               --      1,323,069         33,649             --
  Capital shares sold .................................        3,638,109        703,435        154,237      7,056,483
  Dividends and Interest ..............................        2,926,912        286,130        177,750        348,279
                                                         ------------------------------------------------------------
      Total assets ....................................    4,362,683,249    254,418,470    430,230,330    681,867,496
                                                         ------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................               --      2,048,526        397,620      5,556,231
  Capital shares redeemed .............................        8,771,521        770,904        893,101      1,442,415
  Affiliates ..........................................        2,978,498        283,227        360,287        772,574
  Payable upon return of securities loaned ............               --             --      2,075,000      2,175,000
  Unaffiliated transfer agent fees ....................        1,136,439             --         47,251             --
 Other liabilities ....................................          114,314         10,545         24,549          4,149
                                                         ------------------------------------------------------------
      Total liabilities ...............................       13,000,772      3,113,202      3,797,808      9,950,369
                                                         ------------------------------------------------------------
       Net assets, at value ...........................  $ 4,349,682,477  $ 251,305,268  $ 426,432,522  $ 671,917,127
                                                         ============================================================
Net assets consist of:
 Undistributed net investment income (distributions in
  excess of net investment income) ....................  $    (2,999,272) $     494,744  $     844,346  $   1,365,574
 Net unrealized appreciation (depreciation) ...........    1,387,142,722     21,849,842    124,897,407    131,575,428
 Accumulated net realized gain (loss) .................       78,260,331      2,632,221     13,233,797     (1,598,030)
 Paid-in capital ......................................    2,887,278,696    226,328,461    287,456,972    540,574,155
                                                         ------------------------------------------------------------
       Net assets, at value ...........................  $ 4,349,682,477  $ 251,305,268  $ 426,432,522  $ 671,917,127
                                                         ============================================================

(a) The Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund include $2,017,677 and $1,215,200 of securities loaned, respectively.


70 | See notes to financial statements. | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2005 (unaudited)

                                                         -----------------------------------------------------------
                                                            FRANKLIN         FRANKLIN      FRANKLIN      FRANKLIN
                                                          BALANCE SHEET     LARGE CAP      MICROCAP      SMALL CAP
                                                         INVESTMENT FUND    VALUE FUND    VALUE FUND    VALUE FUND
                                                         -----------------------------------------------------------
CLASS A:
 Net assets, at value .................................  $ 4,052,099,466   $159,930,248  $426,432,522  $ 377,547,069
                                                         ===========================================================
 Shares outstanding ...................................       72,605,020     11,230,652    12,179,645     10,495,052
                                                         ===========================================================
 Net asset value per share(b) .........................  $         55.81   $      14.24  $      35.01  $       35.97
                                                         ===========================================================
 Maximum offering price per share (net asset value
  per share / 94.25%) .................................  $         59.21   $      15.11  $      37.15  $       38.16
                                                         ===========================================================
CLASS B:
                                                         ===========================================================
 Net assets, at value .................................  $   116,961,819   $ 23,519,940            --  $  72,709,535
                                                         ===========================================================
 Shares outstanding ...................................        2,121,632      1,668,070            --      2,089,412
                                                         ===========================================================
 Net asset value and maximum offering price per
  share(b) ............................................  $         55.13   $      14.10            --  $       34.80
                                                         ===========================================================
CLASS C:
 Net assets, at value .................................  $   129,430,336   $ 62,715,196            --  $ 159,329,340
                                                         ===========================================================
 Shares outstanding ...................................        2,344,884      4,448,185            --      4,624,005
                                                         ===========================================================
 Net asset value and maximum offering price per
  share(b) ............................................  $         55.20   $      14.10            --  $       34.46
                                                         ===========================================================
CLASS R:
 Net assets, at value .................................  $    22,462,598   $  5,139,884            --  $  31,480,525
                                                         ===========================================================
 Shares outstanding ...................................          404,122        363,058            --        878,745
                                                         ===========================================================
 Net asset value and maximum offering price per
  share(b) ............................................  $         55.58   $      14.16            --  $       35.82
                                                         ===========================================================
ADVISOR CLASS:
 Net assets, at value .................................  $    28,728,258             --            --  $  30,850,658
                                                         ===========================================================
 Shares outstanding ...................................          514,214             --            --        837,786
                                                         ===========================================================
 Net asset value and maximum offering price per
  share(b) ............................................  $         55.87             --            --  $       36.82
                                                         ===========================================================

(b) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 71

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2005 (unaudited)

                                                         -----------------------------------------------------------
                                                            FRANKLIN         FRANKLIN      FRANKLIN      FRANKLIN
                                                          BALANCE SHEET     LARGE CAP      MICROCAP      SMALL CAP
                                                         INVESTMENT FUND    VALUE FUND    VALUE FUND    VALUE FUND
                                                         -----------------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ................................  $    19,097,553   $  2,086,981  $  1,653,341  $   5,290,546
  Non-controlled affiliated issuers (Note 8) ..........        2,611,126             --       272,518             --
  Sweep Money Fund (Note 7) ...........................        1,788,022        562,796       972,106        766,463
 Interest .............................................        8,030,714             --       298,684         40,295
 Income from securities loaned - net ..................            6,532             --        48,562          5,107
 Other income (Note 9) ................................          137,383            226         2,361         22,772
                                                         -----------------------------------------------------------
      Total investment income .........................       31,671,330      2,650,003     3,247,572      6,125,183
                                                         -----------------------------------------------------------
Expenses:
 Management fees (Note 3) .............................        9,736,495        593,154     1,457,767      2,186,967
 Administrative fees (Note 3) .........................               --        239,227            --             --
 Distribution fees: (Note 3)
  Class A .............................................        4,871,999        261,583       491,277        614,441
  Class B .............................................          606,219        117,477            --        369,162
  Class C .............................................          679,002        312,701            --        779,850
  Class R .............................................           56,142         10,906            --         73,519
 Transfer agent fees (Note 3) .........................        4,295,085        187,803       355,997        600,746
 Custodian fees (Note 4) ..............................           36,639          1,805         3,475          5,278
 Reports to shareholders ..............................           79,800         12,169        25,781         36,731
 Registration and filing fees .........................          106,585         36,923        26,317         49,752
 Professional fees ....................................           57,861         12,312        21,259         17,218
 Trustees' fees and expenses ..........................          102,321          3,827        10,340         12,309
 Other ................................................           81,080          4,163         9,840         12,653
                                                         -----------------------------------------------------------
      Total expenses ..................................       20,709,228      1,794,050     2,402,053      4,758,626
      Expense reductions (Note 4) .....................           (2,215)            (6)         (794)           (73)
                                                         -----------------------------------------------------------
       Net expenses ...................................       20,707,013      1,794,044     2,401,259      4,758,553
                                                         -----------------------------------------------------------
        Net investment income .........................       10,964,317        855,959       846,313      1,366,630
                                                         -----------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Investments
    Unaffiliated Issuers ..............................       67,152,281      2,632,756    12,499,279     16,171,936
    Non-controlled affiliated issuers (Note 8) ........        1,907,097             --       846,388             --
    Closed-end funds distributions ....................        1,121,702             --            --             --
    Foreign currency transactions .....................           (1,450)            --            --            (47)
                                                        ------------------------------------------------------------
       Net realized gain (loss) .......................       70,179,630      2,632,756    13,345,667     16,171,889
                                                         -----------------------------------------------------------
  Net change in unrealized appreciation (depreciation)
   on investments .....................................      153,464,846        487,939    14,709,167      7,632,776
                                                         -----------------------------------------------------------
Net realized and unrealized gain (loss) ...............      223,644,476      3,120,695    28,054,834     23,804,665
                                                         -----------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ......................................  $   234,608,793   $  3,976,654  $ 28,901,147  $  25,171,295
                                                         -----------------------------------------------------------


72 | See notes to financial statements. | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended April 30, 2005 (unaudited) and the year ended October 31, 2004

                                                         ------------------------------------------------------------------------
                                                               FRANKLIN BALANCE SHEET                 FRANKLIN LARGE CAP
                                                                   INVESTMENT FUND                        VALUE FUND
                                                         ------------------------------------------------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                          APRIL 30, 2005    OCTOBER 31, 2004   APRIL 30, 2005    OCTOBER 31, 2004
                                                         ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................  $    10,964,317   $   22,594,816     $    855,959       $        545,598
  Net realized gain (loss) from investments
    and foreign currency transactions .................       70,179,630       77,983,751        2,632,756              3,291,722
  Net change in unrealized appreciation
   (depreciation) on investments ......................      153,464,846      557,660,760          487,939             13,829,912
                                                         ------------------------------------------------------------------------
       Net increase (decrease) in net assets
        resulting from operations .....................      234,608,793      658,239,327        3,976,654             17,667,232
                                                         ------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................      (30,398,697)     (11,216,618)        (758,667)              (277,348)
   Class B ............................................          (35,389)              --           (3,820)                (7,125)
   Class R ............................................         (114,469)         (27,350)         (16,265)               (11,953)
   Advisor Class ......................................         (259,441)        (129,682)              --                     --
  Net realized gains:
   Class A ............................................      (64,294,761)     (20,640,023)        (283,788)                    --
   Class B ............................................       (1,960,902)        (706,655)         (48,305)                    --
   Class C ............................................       (2,195,578)        (856,169)        (128,883)                    --
   Class R ............................................         (345,811)         (93,365)          (7,630)                    --
   Advisor Class ......................................         (437,910)        (149,902)              --                     --
                                                         ------------------------------------------------------------------------
 Total distributions to shareholders ..................     (100,042,958)     (33,819,764)      (1,247,358)              (296,426)
                                                         ------------------------------------------------------------------------
 Capital share transactions: (Note 2)
  Class A .............................................      211,993,025      107,201,300       31,300,909             57,502,173
  Class B .............................................       (2,306,610)      (7,298,747)       1,364,909              9,156,057
  Class C .............................................       (5,017,842)     (19,964,837)       3,769,667             20,240,863
  Class R .............................................          729,008        4,827,099        1,700,026              2,285,591
  Advisor Class .......................................        1,137,302          352,508               --                     --
                                                         ------------------------------------------------------------------------
 Total capital share transactions .....................      206,534,883       85,117,323       38,135,511             89,184,684
                                                         ------------------------------------------------------------------------

Redemption fees .......................................            3,297              290              554                  1,191
                                                         ------------------------------------------------------------------------
    Net increase (decrease) in
     net assets .......................................      341,104,015      709,537,176       40,865,361            106,556,681
Net assets:
 Beginning of period ..................................    4,008,578,462    3,299,041,286      210,439,907            103,883,226
                                                         ------------------------------------------------------------------------
 End of period ........................................  $ 4,349,682,477   $4,008,578,462     $251,305,268       $    210,439,907
                                                         ========================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
   End of period ......................................  $    (2,999,272)  $   16,844,407     $    494,744       $        417,537
                                                         ========================================================================


                     Semiannual Report | See notes to financial statements. | 73

FRANKLIN VALUE INVESTORS TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended April 30, 2005 (unaudited) and the year ended October 31, 2004

                                                         ------------------------------------------------------------------------
                                                                      FRANKLIN                             FRANKLIN
                                                                 MICROCAP VALUE FUND                 SMALL CAP VALUE FUND
                                                         ------------------------------------------------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                          APRIL 30, 2005    OCTOBER 31, 2004   APRIL 30, 2005    OCTOBER 31, 2004
                                                         ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ..............................  $       846,313   $       553,126    $   1,366,630      $      3,255,123
   Net realized gain (loss) from investments
    and foreign currency transactions .................       13,345,667        21,456,026       16,171,889            12,991,831
   Net change in unrealized appreciation
    (depreciation) on investments ......................      14,709,167        32,272,169        7,632,776            72,409,583
                                                         ------------------------------------------------------------------------
       Net increase (decrease) in net assets
        resulting from operations .....................       28,901,147        54,281,321       25,171,295            88,656,537
                                                         ------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
  Class A .............................................         (555,228)               --       (2,351,319)                   --
  Class B .............................................               --                --         (163,622)                   --
  Class C .............................................               --                --         (274,374)                   --
  Class R .............................................               --                --         (186,571)                   --
  Advisor Class .......................................               --                --         (280,803)                   --
 Net realized gains:
  Class A .............................................      (21,457,599)       (7,051,025)              --                    --
                                                         ------------------------------------------------------------------------
 Total distributions to shareholders ..................      (22,012,827)       (7,051,025)      (3,256,689)                   --
                                                         ------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ............................................        1,079,798        60,238,672       70,708,741            48,360,444
   Class B ............................................               --                --        4,120,904             7,324,786
   Class C ............................................               --                --       16,525,839             3,797,776
   Class R ............................................               --                --        5,612,628            14,979,225
   Advisor Class ......................................               --                --        3,019,568             9,797,497
                                                         ------------------------------------------------------------------------
 Total capital share transactions .....................        1,079,798        60,238,672       99,987,680            84,259,728
                                                         ------------------------------------------------------------------------

 Redemption fees ......................................              699                 3            8,152                 1,374
                                                         ------------------------------------------------------------------------

       Net increase (decrease) in
          net assets ..................................        7,968,817       107,468,971      121,910,438           172,917,639
 Net assets:
 Beginning of period ..................................      418,463,705       310,994,734      550,006,689           377,089,050
                                                         ------------------------------------------------------------------------
 End of period ........................................  $   426,432,522   $   418,463,705    $ 671,917,127      $    550,006,689
                                                         ========================================================================
Undistributed net investment income included
 in net assets:
  End of period .......................................  $       844,346   $       553,261    $   1,365,574      $      3,255,633
                                                         ========================================================================


74 | See notes to financial statements. | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four series (the Funds). All Funds are non-diversified except Franklin Large Cap Value Fund. The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.


                                                          Semiannual Report | 75

FRANKLIN VALUE INVESTORS TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENT

Certain Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Certain Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At April 30,2005, all repurchase agreements held by the Fund had been entered into on April 29, 2005.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. SECURITIES LENDING

The Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund and Franklin Small Cap Value Fund loan securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the


76 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITIES LENDING (CONTINUED)

market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The funds receive interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The funds bear the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the funds in the case of default of any securities borrower. At April 30, 2005, the Franklin Balance Sheet Investment Fund had no securities on loan.

F. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.


                                                          Semiannual Report | 77

FRANKLIN VALUE INVESTORS TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------------------------------
                                 CLASS A, CLASS B, CLASS C        CLASS A, CLASS B, CLASS C,
CLASS A                          & CLASS R                        CLASS R & ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Franklin MicroCap Value Fund     Franklin Large Cap Value Fund    Franklin Balance Sheet Investment Fund
                                                                  Franklin Small Cap Value Fund

At April 30, 2005, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                             --------------------------------------------------------
                                                                   FRANKLIN BALANCE            FRANKLIN LARGE CAP
                                                                SHEET INVESTMENT FUND              VALUE FUND
                                                             --------------------------------------------------------
                                                               SHARES          AMOUNT         SHARES       AMOUNT
                                                             --------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2005
 Shares sold ..........................................       12,713,764   $  730,853,019    3,066,706  $  44,590,759
 Shares issued in reinvestment
   of distributions ...................................        1,484,887       86,004,635       61,540        904,019
 Shares redeemed ......................................      (10,478,720)    (604,864,629)    (978,400)   (14,193,869)
                                                             --------------------------------------------------------
 Net increase (decrease) ..............................        3,719,931   $  211,993,025    2,149,846  $  31,300,909
                                                             ========================================================
Year ended October 31, 2004
 Shares sold ..........................................       22,398,748   $1,111,639,999    5,608,036  $  75,526,212
 Shares issued in reinvestment
   of distributions ...................................          633,148       29,099,486       18,852        239,983
 Shares redeemed ......................................      (20,821,627)  (1,033,538,185)  (1,352,582)   (18,264,022)
                                                             --------------------------------------------------------
 Net increase (decrease) ..............................        2,210,269   $  107,201,300    4,274,306  $  57,502,173
                                                             ========================================================


78 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                             -------------------------------------------------------
                                                                  FRANKLIN BALANCE             FRANKLIN LARGE CAP
                                                               SHEET INVESTMENT FUND               VALUE FUND
                                                             -------------------------------------------------------
                                                               SHARES         AMOUNT         SHARES       AMOUNT
                                                             -------------------------------------------------------
CLASS B SHARES:
Six months ended April 30, 2005
 Shares sold ..........................................           37,058   $  2,104,042       213,590  $   3,075,332
 Shares issued in reinvestment
  of distributions ....................................           32,329      1,854,735         3,163         46,124
 Shares redeemed ......................................         (110,231)    (6,265,387)     (122,398)    (1,756,547)
                                                             -------------------------------------------------------
 Net increase (decrease) ..............................          (40,844)  $ (2,306,610)       94,355  $   1,364,909
                                                             =======================================================
Year ended October 31, 2004
 Shares sold ..........................................           95,392   $  4,656,339       899,302  $  11,973,411
 Shares issued in reinvestment
  of distributions ....................................           14,458        658,813           471          5,954
 Shares redeemed ......................................         (257,470)   (12,613,899)     (210,293)    (2,823,308)
                                                             -------------------------------------------------------
 Net increase (decrease) ..............................         (147,620)  $ (7,298,747)      689,480  $   9,156,057
                                                             =======================================================
CLASS C SHARES:
Six months ended April 30, 2005
 Shares sold ..........................................           69,946   $  3,962,762       748,116  $  10,760,923
 Shares issued in reinvestment
  of distributions ....................................           34,963      2,008,638         7,907        115,285
 Shares redeemed ......................................         (193,261)   (10,989,242)     (494,309)    (7,106,541)
                                                             -------------------------------------------------------
 Net increase (decrease) ..............................          (88,352)  $ (5,017,842)      261,714  $   3,769,667
                                                             =======================================================
Year ended October 31, 2004
 Shares sold ..........................................          136,094   $  6,638,356     2,349,647  $  31,189,672
 Shares issued in reinvestment
  of distributions ....................................           17,212        785,232            --             --
 Shares redeemed ......................................         (562,212)   (27,388,425)     (817,613)   (10,948,809)
                                                             -------------------------------------------------------
 Net increase (decrease) ..............................         (408,906)  $(19,964,837)    1,532,034  $  20,240,863
                                                             =======================================================
CLASS R SHARES:
Six months ended April 30, 2005
 Shares sold ..........................................           88,505   $  5,074,398       144,772  $   2,086,573
 Shares issued in reinvestment
  of distributions ....................................            7,972        460,280         1,635         23,895
 Shares redeemed ......................................          (83,852)    (4,805,670)      (28,434)      (410,442)
                                                             -------------------------------------------------------
 Net increase (decrease) ..............................           12,625   $    729,008       117,973  $   1,700,026
                                                             =======================================================
Year ended October 31, 2004
 Shares sold ..........................................          176,873   $  8,783,324       256,816  $   3,332,363
 Shares issued in reinvestment
  of distributions ....................................            2,632        120,714           944         11,953
 Shares redeemed ......................................          (82,421)    (4,076,939)      (79,611)    (1,058,725)
                                                             -------------------------------------------------------
 Net increase (decrease) ..............................           97,084   $  4,827,099       178,149  $   2,285,591
                                                             =======================================================


                                                          Semiannual Report | 79

FRANKLIN VALUE INVESTORS TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                -----------------------
                                                                   FRANKLIN BALANCE
                                                                 SHEET INVESTMENT FUND
                                                                -----------------------
                                                                 SHARES       AMOUNT
                                                                -----------------------
ADVISOR CLASS SHARES:
Six months ended April 30, 2005
 Shares sold ..........................................          153,174   $  8,743,507
 Shares issued in reinvestment
  of distributions ....................................            9,305        539,040
 Shares redeemed ......................................         (142,323)    (8,145,245)
                                                                -----------------------
 Net increase (decrease) ..............................           20,156   $  1,137,302
                                                                =======================
Year ended October 31, 2004
 Shares sold ..........................................          116,528   $  5,820,767
 Shares issued in reinvestment
  of distributions ....................................            4,065        186,793
 Shares redeemed ......................................         (113,763)    (5,655,052)
                                                                -----------------------
 Net increase (decrease)...............................            6,830   $    352,508
                                                                =======================

                                                              ------------------------------------------------------
                                                                  FRANKLIN MICROCAP            FRANKLIN SMALL CAP
                                                                      VALUE FUND                   VALUE FUND
                                                              ------------------------------------------------------
                                                                SHARES        AMOUNT         SHARES       AMOUNT
                                                              ------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2005
 Shares sold ..........................................          688,337   $ 24,630,497     3,019,344  $ 112,660,427
 Shares issued in reinvestment
 of distributions .....................................          567,487     19,754,233        57,572      2,157,238
 Shares redeemed ......................................       (1,212,783)   (43,304,932)   (1,193,599)   (44,108,924)
                                                              ------------------------------------------------------
 Net increase (decrease) ..............................           43,041   $  1,079,798     1,883,317  $  70,708,741
                                                              ======================================================
Year ended October 31, 2004
 Shares sold ..........................................        4,164,161   $135,904,164     3,210,287  $ 102,176,822
 Shares issued in reinvestment
  of distributions ....................................          200,780      6,332,588            --             --
 Shares redeemed ......................................       (2,456,235)   (81,998,080)   (1,699,554)   (53,816,378)
                                                              ------------------------------------------------------
 Net increase (decrease) ..............................        1,908,706   $ 60,238,672     1,510,733  $  48,360,444
                                                              ======================================================
CLASS B SHARES:
Six months ended April 30, 2005
 Shares sold ..........................................................................       255,072  $   9,161,800
 Shares issued in reinvestment of distributions .......................................         4,204        152,782
 Shares redeemed ......................................................................      (144,447)    (5,193,678)
                                                                                           -------------------------
 Net increase (decrease)...............................................................       114,829  $   4,120,904
                                                                                           =========================
Year ended October 31, 2004
 Shares sold ..........................................................................       501,738  $  15,306,848
 Shares redeemed ......................................................................      (262,102)    (7,982,062)
                                                                                           -------------------------
 Net increase (decrease) ..............................................................       239,636  $   7,324,786
                                                                                           =========================


80 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                           -------------------------
                                                                                              FRANKLIN SMALL CAP
                                                                                                  VALUE FUND
                                                                                           -------------------------
                                                                                             SHARES       AMOUNT
                                                                                           -------------------------
CLASS C SHARES:
Six months ended April 30, 2005
 Shares sold ..........................................................................     1,000,910  $  35,803,930
 Shares issued in reinvestment of distributions .......................................         6,647        239,179
 Shares redeemed ......................................................................      (546,976)   (19,517,270)
                                                                                           -------------------------
 Net increase (decrease) ..............................................................       460,581  $  16,525,839
                                                                                           =========================
Year ended October 31, 2004
 Shares sold ..........................................................................     1,133,265  $  34,081,417
 Shares redeemed ......................................................................    (1,000,339)   (30,283,641)
                                                                                           -------------------------
 Net increase (decrease) ..............................................................       132,926  $   3,797,776
                                                                                           =========================
CLASS R SHARES:
Six months ended April 30, 2005
 Shares sold ..........................................................................       302,521  $  11,255,255
 Shares issued in reinvestment of distributions .......................................         4,936        184,297
 Shares redeemed ......................................................................      (157,309)    (5,826,924)
                                                                                           -------------------------
 Net increase (decrease) ..............................................................       150,148  $   5,612,628
                                                                                           =========================
Year ended October 31, 2004
 Shares sold ..........................................................................       706,009  $  22,144,414
 Shares redeemed ......................................................................      (223,223)    (7,165,189)
                                                                                           -------------------------
 Net increase (decrease) ..............................................................       482,786  $  14,979,225
                                                                                           =========================
ADVISOR CLASS SHARES:
Six months ended April 30, 2005
 Shares sold ..........................................................................       152,465  $   5,807,990
 Shares issued in reinvestment of distributions .......................................        3,920        150,168
 Shares redeemed ......................................................................       (77,016)    (2,938,590)
                                                                                           -------------------------
 Net increase (decrease) ..............................................................        79,369  $   3,019,568
                                                                                           =========================
Year ended October 31, 2004
 Shares sold ..........................................................................       393,552  $  12,700,231
 Shares redeemed ......................................................................       (89,967)    (2,902,734)
                                                                                           -------------------------
 Net increase (decrease) ..............................................................       303,585  $   9,797,497
                                                                                           =========================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
ENTITY                                                          AFFILIATION
---------------------------------------------------------------------------------------
Franklin Advisory Services LLC (Advisory Services)              Investment manager
Franklin Templeton Services LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)    Transfer agent


                                                          Semiannual Report | 81

FRANKLIN VALUE INVESTORS TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
        0.625%        First $100 million
        0.500%        Over $100 million, up to and including $250 million
        0.450%        Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
        0.550%        First $500 million
        0.450%        Over $500 million, up to and including $1 billion
        0.400%        Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the Fund.

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
        0.750%        First $500 million
        0.625%        Over $500 million, up to and including $1 billion
        0.500%        Over $1 billion

B. ADMINISTRATIVE FEES

The Franklin Large Cap Value Fund pays an administrative fee to FT Services of 0.20% per year based on the Fund's average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund, and the Franklin Small Cap Value Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.


82 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                               -------------------------------------------------------------------
                                                  FRANKLIN            FRANKLIN          FRANKLIN         FRANKLIN
                                               BALANCE SHEET          LARGE CAP         MICROCAP         SMALL CAP
                                               INVESTMENT FUND       VALUE FUND        VALUE FUND       VALUE FUND
                                               -------------------------------------------------------------------
Class A.....................................        0.25%               0.35%              0.25%           0.35%
Class B.....................................        1.00%               1.00%                --            1.00%
Class C.....................................        1.00%               1.00%                --            1.00%
Class R.....................................        0.50%               0.50%                --            0.50%

Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                               -------------------------------------------------------------------
                                                  FRANKLIN            FRANKLIN         FRANKLIN          FRANKLIN
                                                BALANCE SHEET         LARGE CAP        MICROCAP          SMALL CAP
                                               INVESTMENT FUND       VALUE FUND        VALUE FUND       VALUE FUND
                                               -------------------------------------------------------------------
Net sales charges received ....................    $37,892             $88,730          $27,047          $296,994
Contingent deferred sales charges retained.....    $87,336             $23,555          $   756          $ 66,433

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                               -------------------------------------------------------------------
                                                  FRANKLIN             FRANKLIN         FRANKLIN           FRANKLIN
                                                BALANCE SHEET         LARGE CAP         MICROCAP          SMALL CAP
                                               INVESTMENT FUND        VALUE FUND        VALUE FUND        VALUE FUND
                                               -------------------------------------------------------------------
Transfer agent fees............................   $1,998,628           $156,310          $241,200          $476,280

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.


                                                          Semiannual Report | 83

FRANKLIN VALUE INVESTORS TRUST

5. INCOME TAXES

At October 31, 2004, the Franklin Small Cap Value Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                    -------------
                                                      FRANKLIN
                                                      SMALL CAP
                                                     VALUE FUND
                                                    -------------
Capital loss carryovers expiring in:
 2007..........................................     $   5,348,582
 2008..........................................         1,120,571
 2010..........................................         2,477,451
 2011..........................................         8,539,454
                                                    -------------
                                                    $  17,486,058
                                                    =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and bond discounts and premiums.

At April 30, 2005, net unrealized appreciation (depreciation), based on the cost of investments for income tax purposes were as follows:

                                           ---------------------------------------------------------------
                                              FRANKLIN         FRANKLIN        FRANKLIN        FRANKLIN
                                            BALANCE SHEET      LARGE CAP       MICROCAP        SMALL CAP
                                           INVESTMENT FUND    VALUE FUND      VALUE FUND      VALUE FUND
                                           ---------------------------------------------------------------
Cost of investments .....................  $ 2,969,635,712   $ 230,420,560   $ 305,077,142   $ 543,083,898
                                           ===============================================================
Unrealized appreciation .................  $ 1,444,512,598   $  26,699,868   $ 131,504,644   $ 153,749,137
Unrealized depreciation .................      (58,030,082)     (5,014,592)     (6,717,092)    (22,370,301)
                                           ===============================================================
Net unrealized appreciation
 (depreciation) .........................  $ 1,386,482,516   $  21,685,276   $ 124,787,552   $ 131,378,836
                                           ===============================================================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended April 30, 2005, were as follows:

                                           ---------------------------------------------------------------
                                              FRANKLIN         FRANKLIN        FRANKLIN        FRANKLIN
                                            BALANCE SHEET      LARGE CAP       MICROCAP        SMALL CAP
                                           INVESTMENT FUND    VALUE FUND      VALUE FUND      VALUE FUND
                                           ---------------------------------------------------------------
Purchases................................  $    78,147,503   $  54,313,718   $   9,518,615   $ 108,182,432
Sales ...................................  $   148,755,792   $  21,600,948   $  20,293,229   $  37,431,308


84 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund at April 30, 2005 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF                          NUMBER OF
                                              SHARES HELD                        SHARES HELD       VALUE
                                              AT BEGINNING   GROSS      GROSS       AT END        AT END    INVESTMENT  REALIZED
NAME OF ISSUER                                 OF PERIOD   ADDITIONS  REDUCTIONS  OF PERIOD      OF PERIOD    INCOME   GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
Alaska Air Group Inc..........................   1,350,600        --          --    1,350,600   $       (a) $       --  $       --
Aztar Corp. ..................................   2,930,000        --      90,000    2,840,000    77,560,400         --   1,907,097
Champps Entertainment Inc. ...................     920,000        --          --      920,000     8,096,000         --          --
Delta Woodside Industries Inc. ...............     555,000        --          --      555,000       338,550         --          --
DIMON Inc. ...................................   2,504,200        --          --    2,504,200    14,899,990    375,630          --
Dollar Thrifty Automotive Group Inc. .........   1,800,000        --          --    1,800,000    60,930,000         --          --
Haverty Furniture Cos. Inc. ..................     920,000        --          --      920,000    13,202,000    115,000          --
Syms Corp. ...................................   1,430,000        --          --    1,430,000    17,160,000  1,430,000          --
Tecumseh Products Co., A .....................     778,900        --          --      778,900    27,058,986    498,496          --
Tecumseh Products Co., B .....................     300,000        --          --      300,000    10,470,000    192,000          --
Xanser Corp. .................................   2,800,000        --          --    2,800,000     7,532,000         --          --
                                                                                               -----------------------------------
TOTAL AFFILIATED ISSUERS (5.45% OF NET ASSETS) ..............................................  $237,247,926 $ 2,611,126 $1,907,097
                                                                                               ===================================
FRANKLIN MICROCAP VALUE FUND
ACMAT Corp., A ...............................     392,800        --          --      392,800   $ 5,106,400 $       --  $       --
American Pacific Corp. .......................     659,000        --          --      659,000     5,140,200         --          --
Art's-Way Manufacturing Co. Inc. .............     134,500        --     134,500           --            --         --     846,388
Continental Materials Corp. ..................      99,500        --          --       99,500     3,024,800         --          --
D & K Healthcare Research Inc. ...............     660,000    90,000          --      750,000     5,812,500     21,150          --
Delta Apparel Inc. ...........................     340,000        --          --      340,000     8,993,000     47,600          --
Duckwall-ALCO Stores Inc. ....................     330,000        --          --      330,000     6,332,700         --          --
Ecology & Environment Inc., A ................     215,000        --          --      215,000     1,348,050     36,550          --
Espey Manufacturing & Electronics Corp........      78,000        --          --       78,000     1,950,000     23,400          --
Fresh Brands Inc. ............................     900,000        --          --      900,000     5,634,000         --          --
Gehl Co. .....................................     420,000        --          --      420,000    12,054,000         --          --
Haggar Corp. .................................     420,000        --          --      420,000     8,148,000     42,000          --
Hardinge Inc. ................................     725,600   200,000          --      925,600    13,745,160     35,024          --
International Shipholding Corp. ..............     480,000        --          --      480,000     7,488,000         --          --
Merchants Group Inc. .........................     190,000        --          --      190,000     4,951,400     38,000          --


                                                          Semiannual Report | 85

FRANKLIN VALUE INVESTORS TRUST

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF                          NUMBER OF
                                              SHARES HELD                        SHARES HELD       VALUE
                                              AT BEGINNING   GROSS      GROSS       AT END        AT END   INVESTMENT   REALIZED
NAME OF ISSUER                                 OF PERIOD   ADDITIONS  REDUCTIONS  OF PERIOD      OF PERIOD   INCOME    GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICROCAP VALUE FUND (CONT.)
Nashua Corp. ................................      475,000        --          --      475,000  $  4,455,500 $       -- $        --
Northwest Pipe Company ......................      333,000        --          --      333,000           (a)         --          --
Rockford Corp. ..............................      575,000        --          --      575,000     1,667,500         --          --
S&K Famous Brands Inc. ......................      260,000        --          --      260,000     4,160,000         --          --
Seneca Foods Corp., A .......................      256,600        --          --      256,600     4,516,160         --          --
Seneca Foods Corp., B .......................      121,500        --          --      121,500     2,049,705         --          --
Seneca Foods Corp., cvt. participating pfd ..      200,000        --          --      200,000     3,475,000         --          --
Seneca Foods Corp., cvt. participating pfd.,
 Series 2003 ................................           --   100,000          --      100,000     1,760,000         --          --
Village Super Market Inc., A ................      115,175        --          --      115,175     5,136,805     28,794          --
                                                                                               -----------------------------------
 TOTAL AFFILIATED ISSUERS (27.42% OF NET ASSETS) ............................................  $116,948,880   $272,518 $   846,388
                                                                                               ===================================

(a)   As of April 30, 2005, no longer an affiliate.

9. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.


86 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.


                                                          Semiannual Report | 87

FRANKLIN VALUE INVESTORS TRUST

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


88 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held March 2, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of the four Funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to the Manager from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report were a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all the Funds were considered at the same Board meeting, the Trustees dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the


                                                          Semiannual Report | 89

FRANKLIN VALUE INVESTORS TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

adherence to fair value pricing procedures, established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for 2004 and for previous ten years ending December 31, 2004, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FRANKLIN BALANCE SHEET INVESTMENT FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2004 was in the first or highest quintile of such performance universe. The report further showed that the Fund's total return during the previous three-, five- and ten-year periods on an annualized basis were, in each case, in either the first or second highest quintile of such performance universe. The Board was satisfied with such performance.


90 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2004 was in the second highest quintile of such performance universe. The Fund's operations encompass four full years and such report showed that the Fund's annualized total return was in the first or highest quintile of such universe for the four-year period and the second and third quintiles for the three- and two-year periods, respectively. The Board was satisfied with such performance.

FRANKLIN MICROCAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2004 was in the fifth or lowest quintile of the performance universe, while the Fund's total return was in the first or highest quintile for the previous five-year period, and the second highest for the previous three-year period on an annualized basis, respectively. (Lipper does not provide annualized returns for funds like the Franklin MicroCap Value Fund which have been in existence for less than ten years.) The Board was satisfied with such performance, noting that the Fund's total return for 2004 as shown in the Lipper report exceeded 16%.

FRANKLIN SMALL CAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for 2004 placed it in the first or highest quintile of such performance universe and that its total return on an annualized basis for the previous three- and five-year periods was in the third or middle quintile of such performance universe. (Lipper does not provide annualized returns beyond five years for funds like the Franklin Small Cap Value Fund which have been in existence for less than ten years.) The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract were similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper effective management fee comparison includes within such fee any separate administrative fees. The Lipper actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares and compare actual total expenses including and excluding 12b-1 fees. Such expense comparisons in the case of each of the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund, and the Franklin Small Cap Value Fund showed its effective management fee as well as it actual total expenses, whether computed including or excluding 12b-1 fees, to be in the lowest quintile of its Lipper expense group. The Lipper report for the Franklin Large Cap Value Fund showed its effective management


                                                          Semiannual Report | 91

FRANKLIN VALUE INVESTORS TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

fee was in the second lowest quintile of its expense group, its actual total expenses including 12b-1 fees to be in the lower half of such expense group and its actual total expenses excluding 12b-1 fees to be in the lowest quintile of such expense group. While realizing that other factors such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of each Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold Fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.


92 | Semiannual Report

FRANKLIN VALUE INVESTORS TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

ECONOMIES OF SCALE. The Trustees also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Trustees noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Trustees also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment advisory contract for each of the Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund and Franklin Small Cap Value Fund contained breakpoints which continued to asset levels which exceeded the present size of these Funds. In view of such structure and the favorable fee and expense comparisons of these Funds within their respective Lipper expense groups, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, that there was a sharing of benefits with each of these Funds and their shareholders. The fee structure under the management contract for the Franklin MicroCap Value Fund provides a flat fee of 0.75% at all asset levels. In discussing the absence of breakpoints with the independent Trustees, management pointed out that this Fund invests only in domestic and foreign securities with a market capitalization of less than $400 million which are believed to be undervalued. Management stated its belief that such limited investment option did not permit the Fund to achieve the type of economies of scale that might benefit other funds from increases in size and also pointed out that the Fund whose asset size was approximately $450 million at year-end had been closed to new investors, with the exception of certain retirement accounts since January 14, 2004. Management also expressed its view that this fee was low for this type of a fund and pointed out the favorable comparison of fees and expenses with its Lipper expense group. The independent Trustees acknowledged the arguments advanced by management as providing a reasonable basis for believing the flat fee rate under the investment advisory contract was fair and that in the current circumstances, management was not benefiting from any meaningful economies of scale in its management of this Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                                                          Semiannual Report | 93

FRANKLIN VALUE INVESTORS TRUST

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


94 | SEMIANNUAL REPORT

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

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

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return
Fund Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                          Not part of the semiannual report

 [LOGO](R)
 FRANKLIN TEMPLETON             One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

|_|    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
       Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER

Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT S2005 06/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS SECURITIES TRUST

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   June 20, 2005


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    June 20, 2005